As filed with the Securities and Exchange Commission on July 28, 2023

Securities Act File No. 333-129930

Investment Company Act File No. 811-21836

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No. ___	☐
Post-Effective Amendment No. 60	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 64	☒

(Check appropriate box or boxes)

ONEFUND TRUST

(Exact Name of Registrant as Specified in Charter)

200 2nd Ave. South #737
St. Petersburg, FL 33701
(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: 727-502-0808

Michael G. Willis

200 2nd Ave. South #737
St. Petersburg, FL 33701

(Name and Address of Agent for Service)

Copy to:

S. Lee Terry, Jr., Esq.

Davis Graham & Stubbs LLP

1550 17th Street, Suite 500

Denver, Colorado 80202

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to paragraph (b)
☒	on July 28, 2023 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(i)
☐	on [date] pursuant to paragraph (a)(i)
☐	75 days after filing pursuant to paragraph (a)(ii)
☐	on [date] pursuant to paragraph (a)(ii) of Rule 485.

If appropriate, check the following box:

☐	this Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment.

INDEX

ONEFUND S&P 500® EQUAL WEIGHT INDEX

PROSPECTUS

JULY 28, 2023

ONEFUND TRUST

TABLE OF CONTENTS

Fund Summary	2
ONEFUND S&P 500® Equal Weight Index	2
Investment Objective	2
Principal Investment Strategies	2
Description of Principal Security Types	6
Principal Risk Factors	6
Non-Principal Risks of Investing in the Fund	8
Additional Information Concerning the Fund’s Investment Strategies	8
Portfolio Holdings	9
Fund Management	9
The Investment Adviser	9
Portfolio Manager	9
The Index	9
The Distributor and Administrator	10
Shareholder Information	10
Pricing of Fund Shares	10
Purchasing and Adding to Your Shares	11
Instructions for Opening or Adding to an Account	11
Selling Your Shares	13
Distribution Arrangements	16
Dividends, Distributions and Taxes	16
Financial Highlights	18
Privacy Policy	19
Reports	Back Cover
Other Information	Back Cover

ONEFUND S&P 500® EQUAL WEIGHT INDEX

FUND SUMMARY

ONEFUND S&P 500® EQUAL WEIGHT INDEX

(formerly, Index Funds S&P 500® Equal Weight)

INVESTMENT OBJECTIVE

The ONEFUND S&P 500® Equal Weight Index (the “Fund”) seeks to replicate, before fees and expenses, the total return of the S&P 500® Equal Weight Index (the “Index”).

FEES AND EXPENSES

The following table describes the expenses and fees that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

No Load Shares
Shareholder Fees (fees paid directly from your investment)
Redemption Fee (as a percentage of amount redeemed within 30 days of purchase)	0.25%
Annual Account Maintenance Fee for Accounts under $10,000	$15.00

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.25%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.40%
Total Annual Fund Operating Expenses	0.65%
Fee Waiver/Expense Reimbursement(1)	-0.40%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	0.25%

(1)	ONEFUND, LLC (the “Adviser”) has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver/ Expense Reimbursement (excluding acquired fund fees and expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses) to not more than 0.25% of the Fund’s average daily net assets for No Load Class shares. This agreement is in effect through July 31, 2024. This agreement may not be terminated or modified by the Adviser prior to this date except with the approval of the Fund’s Board of Trustees.

Expense Example

This example helps you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The effects of any waivers or reimbursement agreements are reflected for the contractual periods of any such arrangements only.

	1 Year	3 Years	5 Years	10 Years
Although your actual costs may be higher or lower, based on these assumptions your cost would be:	$26	$168	$323	$772

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 42% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its investment objective by investing in a portfolio of assets whose performance, before fees and expenses, is expected to match approximately the performance of the Index. The Fund expects that its portfolio will consist primarily of securities of issuers included in the Index. The Index is designed to measure the performance of 500 U.S. companies chosen for market size, liquidity and industry grouping, among other factors. In some instances, one or more of the 500 companies may have more than one share class included in the Index. Overall Fund positions will be typically assessed and if necessary rebalanced quarterly and at other intervals as the Adviser deems appropriate, bearing in mind that the Index is also typically rebalanced quarterly, in order to seek to achieve the Fund’s investment objective.

An equal-weight index (such as the Index) differs from a market- cap index (such as the S&P 500 Index) in that an equal-weight index will typically contain all of the 500 companies in the index approximately equally, while the weight of each company’s stock in a market-cap index is typically proportionate to the company’s market capitalization. As a result, companies with the largest market capitalizations will tend to have the highest weights within a market-cap index. In contrast, every company within an equal-weight index should have approximately the same weight, regardless of the relative market capitalizations of the companies. Due to this difference in how the two types of indices are constructed, an equal-weight index may have different degrees of industry sector exposures than the corresponding market-cap index. In addition, companies with smaller market capitalizations may have a greater positive or negative impact on the overall performance within an equal-weight index relative to the same company within a market-cap index containing the same companies.

2	Prospectus | July 28, 2023

As of June 30, 2023, the minimum threshold for adding companies to the Index was a market capitalization of $12.7 billion or higher, and the average market capitalization of the 500 companies was $77.7 billion. The Fund may change its target index if Fund management believes a different index would better enable the Fund to match the performance of the market segment represented by the Index.

The Fund will invest, under normal circumstances, at least 80% of its net assets and borrowings for investment purposes in securities of issuers included in the Index. Under normal circumstances, the Adviser expects the Fund to invest the remaining portion of its portfolio, which may be up to 20% of the Fund’s net assets and borrowings, in: (i) securities that have economic characteristics similar to securities of the companies within the Index, or are intended to track the performance of the Index as a whole (which may include securities of other investment companies, such as exchange-traded funds), or (ii) cash, cash equivalents and U.S. Government securities. In certain situations where, for example, the Fund’s access to certain issuers is, in the Adviser’s view, limited, the Fund may not hold securities of all of the companies within the Index. The Fund may sell securities that are represented in the Index in anticipation of their removal from the Index, or buy securities that are not yet represented in the Index in anticipation of their addition to the Index.

The Fund’s investments in securities of other investment companies, such as certain exchange-traded funds, are subject to certain risks, described in greater detail below.

PRINCIPAL RISKS

The following is a description of the principal risks of investing in the Fund which could affect the net asset value and total return of the Fund. There are other circumstances (including additional risks not described here) which could prevent the Fund from achieving its investment objective. These risks are presented in an order that reflects the Adviser’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment, among other things. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes.

Market Risk – The market price of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. In addition, local, state, regional, or global events such as war, military conflicts, acts of terrorism, trade disputes, government shutdowns, market closures, natural and environmental disasters, climate-change and climate related events, epidemics, pandemics, recessions, or other events could have a significant impact on securities owned by the Fund. Securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than fixed income securities.

Management Risk – The investment techniques and risk analysis used by the Fund’s Adviser may not produce the intended results and could adversely impact the performance of the Fund.

Correlation and Tracking Error Risk – Various factors may impede the Fund’s ability to track the Index or achieve a high degree of correlation with the Index. For example, the Fund has operating and other expenses, while the Index does not. In addition, the Fund may not be fully invested at times, generally as a result of cash flows into or out of the Fund or excess cash held by the Fund for various reasons, which could create “cash drag.” As a result, the Fund may underperform the Index to some degree over time.

Changes in securities markets, changes in the composition of the Index, timing of purchases and sales of securities underlying the Index, timing of purchases and sales of Fund shares, rounding of share prices, regulatory developments, portfolio turnover, timing of the payment of Fund expenses, and timing of reimbursement of Fund expenses by the Adviser may all contribute to tracking error and/or affect the correlation between the Fund and the Index, thereby adversely impacting the Fund’s performance. There can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

Passive Investment Strategy Risk – The Fund utilizes a passive investment strategy, which attempts to track the performance of an unmanaged index of securities. The ability of the Fund to achieve significant correlation between the performance of the Fund and the Index may be affected by changes in the securities markets, changes in the composition of the Index, the timing of purchases and redemptions of Fund shares and fees and expenses of the Fund.

Equity Risk – The values of equity securities may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages

https://onefund.io/fund/	3

ONEFUND S&P 500® EQUAL WEIGHT INDEX

or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.

Investment Style Risk – Returns from large-capitalization stocks may trail returns from the overall stock market. Large-cap stocks tend to go through cycles of performing better – or worse – than other segments of the stock market or the stock market in general. These periods have, in the past, lasted for as long as several years.

Investment in Investment Companies Risk – Investing in other investment companies, including money market funds and exchange-traded funds, subjects the Fund to fees and expenses of, as well as those risks affecting, the investment company, including the possibility that the value of the underlying securities held by the investment company could decrease.

Trading Halt Risk – An exchange or market may issue trading halts on specific securities or instruments, or may close early or late, which will affect the ability of the Fund to buy or sell certain securities. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments or may incur substantial trading losses.

All investments carry some degree of risk that will affect the value of the Fund, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

The shares offered by this Prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

PERFORMANCE INFORMATION

The bar chart and performance table below provide an indication of the risks of investing in the Fund by showing the annual total returns, highest and lowest quarterly returns and the average annual total returns (before and after taxes) in comparison to the performance of the S&P 500® Equal Weight Total Return. The Fund’s past performance is not necessarily an indication of how it will perform in the future. Updated performance information is available on the Fund’s website at https://onefund.io/fund/ or by calling 1-844-464-6339.

Calendar Year Return – No Load Class Shares as of December 31

During the period shown on the bar chart, the Fund’s highest total return for a quarter was 21.55% (quarter ended June 30, 2020) and the lowest total return for a quarter was -26.49% (quarter ended March 31, 2020). As of June 30, 2023, the calendar year-to-date return was 7.12%.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-advantaged arrangements such as 401(k) plans or Individual Retirement Accounts (IRAs).

ONEFUND S&P 500® Equal Weight Index Average Annual Total Returns (for the periods ended December 31, 2021)	One Year	Five Years	Ten Years(1)	Life of Fund(1)
Return Before Taxes	-11.82%	8.82%	—	9.42%
Return After Taxes on Distributions	-12.56%	8.17%	—	8.64%
Return After Taxes on Distributions and Sale of Fund Shares	-6.61%	6.82%	—	7.33%
Index - S&P 500® Equal Weight (reflects no deduction for fees, expenses, or taxes)	-11.45%	9.11%	—	9.59%

(1)	The Fund’s commencement of operations was May 1, 2015.

4	Prospectus | July 28, 2023

The S&P 500® Equal Weight Total Return Index is maintained in accordance with the index methodology of the S&P 500. It measures the performance of the same 500 companies as the S&P 500, but applies an equal weight to those companies, which results in sector exposures that differ from those of the S&P 500. A direct investment in an index is not possible.

INVESTMENT ADVISER

ONEFUND, LLC serves as the investment adviser to the Fund.

PORTFOLIO MANAGER

Michael G. Willis, portfolio manager of the Adviser, has managed the Fund since its inception in April 2015.

PURCHASE AND SALE OF FUND SHARES

The Fund currently offers No Load Class shares. The minimum initial investment and minimum subsequent investment for No Load Class shares is $1,000.

Purchases, exchanges and redemptions may be made on any day the New York Stock Exchange is open for trading through institutional channels, such as financial intermediaries and retirement platforms, or directly with the Fund through the Fund’s website at https://onefund.io/fund/, by telephone at 1-844-464- 6339 or by regular mail at ONEFUND Trust, c/o Ultimus Fund Solutions, P.O. Box 541150, Omaha, NE 68154.

If you buy the Fund directly from ONEFUND Trust, no commissions or other forms of compensation will be paid to a broker. However, if you choose to buy the Fund through alternate platforms and/or broker-dealers, you may be required to pay commissions and/or other forms of compensation to a broker.

TAX INFORMATION

For U.S. federal income tax purposes, the Fund’s distributions are taxable and will be taxed as ordinary income, capital gains, qualified dividend income, or section 199A dividends, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Withdrawals from such a tax-advantaged investment plan will be subject to special tax rules.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

https://onefund.io/fund/	5

ONEFUND S&P 500® EQUAL WEIGHT INDEX

ONEFUND S&P 500® EQUAL WEIGHT INDEX

This section describes the Fund’s investment objective and principal investment strategies. See “More on the Fund’s Investments and Related Risks” in this Prospectus and the Statement of Additional Information (the “SAI”) for more information about the Fund’s investments and the risks of investing.

Investment Objective

The ONEFUND S&P 500® Equal Weight Index (the “Fund”) seeks to replicate, before fees and expenses, the total return of the S&P 500® Equal Weight Index (the “Index”).

While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the strategies and policies described in this Prospectus.

The Fund’s Board of Trustees (the “Board”) may change the Fund’s investment objective or the Fund’s principal investment strategies without a shareholder vote. The Fund will notify you in writing at least sixty (60) days before making any such change. If there is a material change to the Fund’s investment objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing in a portfolio of assets whose performance, before fees and expenses, is expected to match approximately the performance of the Index. The Fund expects that its portfolio will consist primarily of securities of issuers included in the Index. The Index is designed to measure the performance of 500 U.S. companies chosen for market size, liquidity and industry grouping, among other factors. In some instances, one or more of the 500 companies may have more than one share class included in the Index. Overall Fund positions will be typically assessed and if necessary rebalanced quarterly and other intervals as the Adviser deems appropriate, bearing in mind that the Index is also typically rebalanced quarterly, in order to seek to achieve the Fund’s investment objective.

An equal-weight index (such as the Index) differs from a market- cap index (such as the S&P 500 Index) in that an equal-weight index will typically contain all of the 500 companies in the index approximately equally, while the weight of each company’s stock in a market-cap index is typically proportionate to the company’s market capitalization. As a result, companies with the largest market capitalizations will tend to have the highest weights within a market-cap index. In contrast, every company within an equal-weight index should have approximately the same weight, regardless of the relative market capitalizations of the companies. Due to this difference in how the two types of indices are constructed, an equal-weight index may have different degrees of industry sector exposures than the corresponding market-cap index. In addition, companies with smaller market capitalizations may have a greater positive or negative impact on the overall performance within an equal-weight index relative to the same company within a market-cap index containing the same companies.

As of June 30, 2023, the minimum threshold for adding companies to the Index was a market capitalization of $12.7 billion or higher, and the average market capitalization of the 500 companies was $77.7 billion. The Fund may change its target index if Fund management believes a different index would better enable the Fund to match the performance of the market segment represented by the Index.

The Fund will invest, under normal circumstances, at least 80% of its net assets and borrowings for investment purposes in securities of issuers included in the Index. Under normal circumstances, the Adviser expects the Fund to invest the remaining portion of its portfolio, which may be up to 20% of the Fund’s net assets and borrowings, in: (i) securities that have economic characteristics similar to securities of the companies within the Index, or are intended to track the performance of the Index as a whole (which may include securities of other investment companies, such as exchange-traded funds), or (ii) cash, cash equivalents and U.S. Government securities. In certain situations where, for example, the Fund’s access to certain issuers is, in the Adviser’s view, limited, the Fund may not hold securities of all of the companies within the Index. The Fund may sell securities that are represented in the Index in anticipation of their removal from the Index, or buy securities that are not yet represented in the Index in anticipation of their addition to the Index.

The Fund’s investments in securities of other investment companies, such as certain exchange-traded funds, are subject to certain risks, described in greater detail below.

Description of Principal Security Types

Equity Securities

Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, convertible securities, and warrants.

Principal Risk Factors

An investment in the Fund is subject to investment risks, including the possible loss of the principal amount invested. The Fund’s performance per share will change daily based on many factors, including fluctuation in interest rates, the quality of the instruments in the Fund’s investment portfolio, national and international economic conditions and general market conditions. You may lose money on your investment in the Fund or the Fund could underperform other investment companies. The following factors can significantly affect the Fund’s performance.

6	Prospectus | July 28, 2023

Market Risk – Overall market risk may affect the value of individual instruments in which the Fund invests. The Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect the Fund’s performance. Factors such as domestic and foreign (non-U.S.) economic growth and market conditions, real or perceived adverse economic or political conditions, inflation, changes in interest rate levels, lack of liquidity in the markets, volatility in the securities markets, adverse investor sentiment and political events can affect the securities markets. Securities markets also may experience long periods of decline in value. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.

Equity securities generally have greater price volatility than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater price volatility. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. Different sectors of the market and different security types may react differently to such developments. Changes in value may be temporary or may last for extended periods. The Fund may experience a substantial or complete loss on any individual security. Even when securities markets perform well, there is no assurance that the investments held by the Fund will increase in value along with the broader market. Market factors, such as the demand for particular portfolio securities, may cause the price of certain portfolio securities to fall while the prices of other securities rise or remain unchanged.

Local, state, regional, national or global events such as war, military conflicts, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments and could result in decreases to the Fund’s net asset value. Political, geopolitical, natural and other events, including war, military conflicts, terrorism, trade disputes, government shutdowns, market closures, natural and environmental disasters, climate-change and climate related events, epidemics, pandemics and other public health crises and related events and governments’ reactions to such events have led, and in the future may lead, to economic uncertainty, decreased economic activity, increased market volatility and other disruptive effects on U.S. and global economies and markets. Such events may have significant adverse direct or indirect effects on the Fund and its investments. For example, a widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, and impact the ability to complete redemptions, all of which could affect Fund performance. A health crisis may exacerbate other pre-existing political, social and economic risks. In addition, the increasing interconnectedness of markets around the world may result in many markets being affected by events or conditions in a single country or region or events affecting a single or small number of issuers.

Management Risk – The investment techniques and risk analysis used by the Fund’s Adviser may not produce the intended results and could adversely impact the performance of the Fund.

Correlation and Tracking Error Risk – Various factors may impede the Fund’s ability to track the Index or achieve a high degree of correlation with the Index. For example, the Fund has operating and other expenses, while the Index does not. In addition, the Fund may not be fully invested at times, generally as a result of cash flows into or out of the Fund or excess cash held by the Fund for various reasons, which could create “cash drag”. As a result, the Fund may underperform the Index to some degree over time. Changes in securities markets, changes in the composition of the Index, timing of purchases and sales of securities underlying the Index, timing of purchases and sales of Fund shares, rounding of share prices, regulatory developments, portfolio turnover, timing of the payment of Fund expenses, and timing of reimbursement of Fund expenses by the Adviser may all contribute to tracking error and/or affect the correlation between the Fund and the Index, thereby adversely impacting the Fund’s performance. There can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

Passive Investment Strategy Risk – The Fund utilizes a passive investment strategy, which attempts to track the performance of an unmanaged index of securities. The ability of the Fund to achieve significant correlation between the performance of the Fund and the Index may be affected by changes in the securities markets, changes in the composition of the Index, the timing of purchases and redemptions of Fund shares and fees and expenses of the Fund.

Equity Risk – The values of equity securities may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.

Investment Style Risk – Returns from large-capitalization stocks may trail returns from the overall stock market. Large-cap stocks tend to go through cycles of performing better – or worse – than other segments of the stock market or the stock market in general. These periods have, in the past, lasted for as long as several years.

https://onefund.io/fund/	7

ONEFUND S&P 500® EQUAL WEIGHT INDEX

Investment in Investment Companies Risk – Investing in other investment companies, including money market funds and exchange-traded funds, subjects the Fund to fees and expenses of, as well as those risks affecting, the investment company, including the possibility that the value of the underlying securities held by the investment company could decrease.

Trading Halt Risk – An exchange or market may issue trading halts on specific securities or instruments, or may close early or late, which will affect the ability of the Fund to buy or sell certain securities. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments or may incur substantial trading losses.

Non-Principal Risks of Investing in the Fund

In addition to those risks described in its SAI, the Fund may also be subject to certain other non- principal risks associated with its investments and investment strategies, including the following factors:

Concentration Risk – The Fund has a fundamental policy not to invest more than 25% of the current value of the Fund’s total assets in any one industry, except that this policy does not apply to: (i) investments in securities of other investment companies, (ii) investments in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or (iii) investments in repurchase agreements collateralized by U.S. government securities. However, the Fund reserves the right to concentrate its investments (i.e., invest 25% or more of its total assets in securities of issuers in a particular industry) to approximately the same extent that the Index concentrates in a particular industry. To the extent the Fund concentrates in a particular industry, it may be more susceptible to economic conditions and risks affecting that industry.

Expense Risk – Fund expenses are subject to a variety of factors, including fluctuations in the Fund’s net assets. Accordingly, actual expenses may be greater or less than those indicated. For example, to the extent that the Fund’s net assets decrease due to market declines or redemptions, the Fund’s expenses will increase as a percentage of Fund net assets. During periods of high market volatility, these increases in the Fund’s expense ratio could be significant.

Temporary Defensive Positions and Cash Positions – The Fund may take temporary defensive positions in short-term debt securities, cash and cash equivalents in response to adverse market, economic or political conditions. The Fund may also depart from its principal investment strategies when the portfolio managers believe that market conditions are unfavorable for profitable investing, or when they are otherwise unable to locate attractive investment opportunities. In other words, cash or similar investments generally are a residual – they represent the assets that remain after the Fund has committed available assets to desirable investment opportunities. Under such circumstances, the Fund may not achieve its investment objective, and it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested.

Cybersecurity Risk – In connection with the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, the Fund may be susceptible to operational, information security and related risks due to the possibility of cyber-attacks or other incidents. Cyber incidents may result from deliberate attacks or unintentional events. Cyber-attacks include, but are not limited to, infection by computer viruses or other malicious software code, gaining unauthorized access to systems, networks or devices that are used to service the Fund’s operations through hacking or other means for the purpose of misappropriating assets or sensitive information, corrupting data or causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks (which can make a website unavailable) on the Fund’s website. In addition, authorized persons could inadvertently or intentionally release confidential or proprietary information stored on the Fund’s systems.

Additional Information Concerning the Fund’s Investment Strategies

Investment Limitations

Except with respect to the illiquid investment restrictions set forth in the SAI, limitations on Fund investments listed in this Prospectus will typically apply at the time of investment. The Fund would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment. Unless otherwise indicated, references to assets in the percentage limitations on the Fund’s investments refer to total assets.

Portfolio Turnover

The Fund generally intends to purchase securities as long-term investments; however, short-term trading may occur. This means that the Fund may buy a security and sell that security a short period of time after its purchase, and realize gains or losses, if the portfolio manager believes that the sale is in the best interest of the Fund. This activity will increase the Fund’s portfolio turnover rate and generate higher transaction costs due to commissions and other expenses which could reduce the Fund’s investment performance. In addition, short-term trading may increase the amount of taxable distributions to shareholders which would reduce the after-tax returns of the Fund, and in particular may generate short-term capital gains that when distributed to shareholders are taxed as ordinary income.

8	Prospectus | July 28, 2023

Portfolio Holdings

Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the SAI and on the Fund’s website at https://onefund.io/fund/. To request a copy of the SAI, please refer to the back cover of this Prospectus.

FUND MANAGEMENT

The Investment Adviser

ONEFUND, LLC, located at 200 2nd Ave. South #737, St. Petersburg, Florida 33701, is the Investment Adviser for the Fund (the “Adviser”). The Adviser may provide investment advisory services for individuals, trusts, estates and institutions. The Adviser commenced operations in 2004, and is registered as an investment adviser with the Securities and Exchange Commission (the “SEC”).

The Adviser makes the day-to-day investment decisions and continuously reviews and administers the Fund’s investment program. For the investment advisory services provided by the Adviser, the Adviser is entitled to receive advisory fees from the Fund at the annual rate of 0.25% of the Fund’s daily net assets pursuant to an advisory agreement between the Fund and the Adviser (the “Advisory Agreement”). The initial term of the Advisory Agreement was two years, and the Board may thereafter extend the Advisor Agreement for additional one-year terms. The Advisory Agreement may be terminated immediately by vote of the shareholders of the Fund, or upon 60 days’ notice by the Board or the Adviser. A discussion regarding the basis for the Board’s most recent renewal of the Advisory Agreement was provided in the Fund’s Annual Report to shareholders for the year ended March 31, 2023.

The Adviser has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement (excluding acquired fund fees and expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses) to 0.25% of the Fund’s average daily net assets for No Load class Shares. The Adviser intends to reimburse Fund expenses no less frequently than on a quarterly basis, but there have been and there may continue to be instances where the Adviser reimburses Fund expenses on a less frequent basis. This agreement is in effect through July 31, 2024. This agreement may not be terminated or modified by the Adviser prior to this date except with the approval of the Board. Amounts previously waived or reimbursed by the Adviser under this agreement are not subject to subsequent recapture by the Adviser. During the fiscal year ended March 31, 2023, the Adviser waived its entire advisory fee. As a consequence the aggregate fee paid to the Adviser for the most recent fiscal year, net of waivers/reimbursements and expressed as a percentage of average net assets, was 0%.

Portfolio Manager

Michael G. Willis is the President and lead portfolio manager of the Adviser. As the portfolio manager for the Fund, Mr. Willis is responsible for the day-to-day management of the Fund’s portfolio.

Mr. Willis has served as a portfolio manager for the Adviser since 2004. Mr. Willis has also served as President of ONEFUND Trust since 2006.

Additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Fund is included in the SAI.

The Index

The Index is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”) and their Third Party Licensors, and has been licensed for use by the Adviser. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); any Third Party Licensor Trademarks are trademarks of the Third Party Licensor and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by the Adviser. It is not possible to invest directly in an index. The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, any of their respective affiliates (collectively, “S&P Dow Jones Indices”) or their Third Party Licensors. Neither S&P Dow Jones Indices nor its Third Party Licensors make any representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Index to track general market performance. Past performance of an index is not an indication or guarantee of future results. S&P Dow Jones Indices’ and its Third Party Licensors’ only relationship to the Adviser with respect to the Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The Index is determined, composed and calculated by S&P Dow Jones Indices or its Third Party Licensors without regard to the Adviser or the Fund. S&P Dow Jones Indices and its Third Party Licensors have no obligation to take the needs of the Adviser or the owners of the Fund into consideration in determining, composing or calculating the Index. Neither S&P Dow Jones Indices nor its Third Party Licensors are responsible for and have not participated in the determination of the prices, and amount of the Fund or the timing of the issuance or sale of the Fund or in the determination or calculation of the equation by which the Fund is to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices and its Third Party Licensors have no obligation or liability in connection with the administration, marketing or trading of the Fund. There is no assurance that investment products based on the Index will accurately track index performance or provide

https://onefund.io/fund/	9

ONEFUND S&P 500® EQUAL WEIGHT INDEX

positive investment returns. S&P Dow Jones Indices LLC is not an investment or tax advisor. A tax advisor should be consulted to evaluate the tax consequences of making any particular investment decision. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.

NEITHER S&P DOW JONES INDICES NOR ITS THIRD PARTY LICENSORS GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES AND ITS THIRD PARTY LICENSORS SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES AND ITS THIRD PARTY LICENSORS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES OR ITS THIRD PARTY LICENSORS BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBLITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND THE ADVISER, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

The Distributor and Administrator

Ultimus Fund Distributors, LLC (“UFD”) serves as the distributor (the “Distributor”) of the Fund’s shares. UFD is located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

Ultimus Fund Solutions, LLC (“UFS”), whose address is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the administrator (the “Administrator”), fund accounting agent and transfer agent.

The SAI has more detailed information about the Adviser, Distributor, Administrator and other service providers.

SHAREHOLDER INFORMATION

Pricing of Fund Shares

The Board has approved certain pricing and valuation guidelines to be used in determining the Fund’s net asset value per share (NAV). The NAV is generally determined once each day at the close of regular trading on the New York Stock Exchange (NYSE), normally at 4 p.m. Eastern Time on days the NYSE is open.

The NYSE is open every weekday except for the days on which national holidays are observed and certain business holidays, such as Good Friday. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares.

Your order for the purchase or sale of shares is priced at the next NAV calculated after your order is received by the Fund.

Fair Value Pricing Policies

Pursuant to its policies and procedures, the Fund will fair value price its securities when market quotations are not readily available. Generally, this would include securities for which trading has been halted, securities whose value has been materially affected by the occurrence of a significant event (as defined below), securities whose price has become stale (i.e., the market price has remained unchanged for five business days), and other securities where a market price is not available from either a national pricing service or a broker. In addition, the Adviser, as the Fund’s Valuation Designee (as defined in Rule 2a-5 under the Investment Company Act of 1940, as amended), will review exception priced securities (i.e., securities for which the market value is provided by a quote from a single broker rather than a national pricing service) on a quarterly basis. In these situations, the Valuation Designee will employ certain Board-approved methodologies to determine a fair value for the securities. Fair valuations will be reviewed by the Board of Trustees on a quarterly basis. Fair value pricing should result in a more accurate determination of the Fund’s net asset value price, which should eliminate the potential for stale pricing arbitrage opportunities in the Fund. However, fair value pricing involves the risk that the values used by the Fund to price its investments may be different from those used by other investment companies and investors to price the same investments.

How NAV is Calculated

The NAV for the Fund’s No Load Shares is calculated by dividing the total value of the Fund’s investments attributable to the No Load Share class less any liabilities attributable to the No Load Share class, by the total number of outstanding shares of that class:

NAV	=	Total Assets – Liabilities
Number of Shares Outstanding

10	Prospectus | July 28, 2023

The value of assets in the Fund’s portfolio is determined on the basis of their market value, or where market quotations are not readily available or are deemed unreliable due to a significant event or otherwise, based on fair value as determined in good faith in accordance with the procedures established by the Fund’s Board of Trustees. The Fund may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. The value of portfolio securities held by the Fund may change on days when shareholders will not be able to purchase or redeem shares.

Purchasing and Adding to Your Shares

You may purchase shares of the Fund through the Distributor or through banks, brokers and other investment representatives, which may charge additional fees and may require higher minimum investments or impose other limitations on buying and selling shares. If you purchase shares through an investment representative, that party is responsible for transmitting orders by close of business and may have an earlier cut-off time for purchase and sale requests. Consult your investment representative or institution for specific information.

Orders received by an investment representative that has been authorized to accept orders on the Fund’s behalf prior to the time the Fund determines its NAV will be deemed accepted by the Fund the same day and will be executed at that day’s closing share price. Each investment representative’s agreement with the Fund permits the investment representative to transmit orders to the Fund that reflect orders received by the investment representative prior to the Fund’s NAV calculation time, and to transmit those orders after that time and have those orders executed at the closing share price determined on the day the order was received by the investment representative.

All purchases must be in U.S. dollars. The Fund will accept purchases only in US dollars drawn from US financial institutions. Cashier’s checks, third party checks, money orders, credit card convenience checks, cash or equivalents or payments in foreign currencies are not acceptable forms of payment.

There is an annual pass through IRA and Coverdell Education Savings Account maintenance fee of $10.00 that is charged by the IRA custodian on a per-account basis.

With certain limited exceptions, the Fund is available only to U.S. citizens or residents.

Minimum Initial Investment	Minimum Subsequent Investment
$ 1,000	$ 1,000

The Fund may waive its minimum purchase requirement and the Distributor may reject a purchase order if it considers it in the best interest of the Fund and its shareholders.

If you buy the Fund directly from ONEFUND Trust, no commissions or other forms of compensation will be paid to a broker. However, if you choose to buy the Fund through alternate platforms and/or broker-dealers, you may be required to pay commissions and/or other forms of compensation to a broker.

Instructions for Opening or Adding to an Account

By Regular Mail or By Overnight Service:

Initial Investment – if purchasing through your financial advisor or brokerage account, simply tell your advisor or broker that you wish to purchase shares of the Fund and he or she will take care of the necessary documentation. For all other purchases, follow the instructions below.

1.	Carefully read, complete, and sign the account application. Establishing your account privileges now, saves you the inconvenience of having to add them later.

2.	Make your check payable to “ONEFUND Trust” and include the name of the Fund and class on the check.

3.	Mail to: ONEFUND Trust, c/o Ultimus Fund Solutions, P.O. Box 541150, Omaha, NE 68154.

Subsequent Investment:

1.	Use the investment slip attached to your account statement.

2.	Or, if unavailable, include the following information in writing:

a.	Fund name
b.	Share class
c.	Amount invested
d.	Account name
e.	Account number

3.	Mail to: ONEFUND Trust, c/o Ultimus Fund Solutions, P.O. Box 541150, Omaha, NE 68154.

The Fund does not consider the US Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at the ONEFUND Trust’s post office box, of purchase orders or redemption requests does not constitute receipt by the Fund.

By Automated Clearing House (“ACH”)

Current shareholders may purchase additional shares through a domestic depository institution that is an Automated Clearing House (“ACH”) member. This purchase option can be established by completing the appropriate sections of the Account Application or Account Options Form. Your bank or broker may charge for this service. You may not use ACH transactions for your initial purchase of Fund shares.

https://onefund.io/fund/	11

ONEFUND S&P 500® EQUAL WEIGHT INDEX

Wire Transfer

To purchase shares by wire transfer, please call 1-844-464-6339 for wiring instructions and to obtain an account number prior to wiring the funds.

ACH vs. Wire Transfer

Wire transfers allow financial institutions to send funds to each other, almost instantaneously. With an electronic purchase or sale, the transaction is made through the Automated Clearing House (ACH) and may take up to three days to clear. There is generally no fee for ACH transactions.*

Automatic Investment Plan

The Fund offers an Automatic Investment Plan for current and prospective investors in which you may make monthly investments in the Fund. The minimum initial investment amount is $1,000 and the minimum subsequent investments are $100 for the Automatic Investment Plans only. Sums for investment will be automatically withdrawn from your checking or savings account on the day you specify. If you do not specify a day, the transaction will occur on the 15th of each month or the next business day if the 15th is not a business day. Please call 1-844-464-6339 if you would like more information.

Via Internet

You may open an account with the Fund via the Internet by completing the online application located at https://onefund.io/fund/. Once your account is established, you can also make subsequent purchases through the Internet. To do so, you must be an existing shareholder of the Fund and your Fund account must be linked to your bank account in order to process the ACH transfer. You can establish a user ID and password to access your account at https://onefund.io/fund/ by selecting ‘Account Login’. Your user ID and password may allow you to receive your Fund statements or regulatory documents electronically if you have opted for electronic delivery of such documents.

You should be aware that the internet is an unsecured, unstable, unregulated and unpredictable environment. Your ability to use the website for transactions is dependent upon the internet and equipment, software, systems, data and services provided by various vendors and third parties. While the Fund and its service providers have established certain security procedures, the Fund, their distributor and their transfer agent cannot assure you that trading information will be completely secure. There may also be delays, malfunctions, or other inconveniences generally associated with this medium. There also may be times when the website is unavailable for Fund transactions or other purposes. Should this happen, you should consider purchasing or redeeming shares by another method. Neither the Fund nor their transfer agent, distributor nor Advisor will be liable for any such delays or malfunctions or unauthorized interception or access to communications or account information.

If you have questions or problems accessing your account, contact the Fund at 1-844-464-6339.

Directed Dividend Option

By selecting the appropriate box in the Account Application, you can elect to receive your distributions in cash (check) or have distributions (capital gains and dividends) reinvested in the Fund. The Fund may modify or terminate this reinvestment option without notice. You can change or terminate your participation in the reinvestment option at any time by calling 1-844-464-6339.

Distribution checks will only be issued for payments greater than $25.00. Distributions will automatically be reinvested in shares of the fund(s) generating the distribution if under $25.00. Un-cashed distribution checks will be canceled, and proceeds reinvested at the then current net asset value, for any shareholder who chooses to receive distributions in cash, if distribution checks: (1) are returned and marked as “undeliverable” or (2) remain un-cashed for six months after the date of issuance. If distribution checks are canceled and reinvested, your account election may also be changed so that all future distributions are reinvested rather than paid in cash. Interest will not accrue on uncashed distribution checks.

Customer Identification Information

To help the U.S. Government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on U.S. Government lists of known or suspected terrorists and terrorist organizations.

As a result, the Fund must obtain the following information for each person that opens a new account:

●	Name;

●	Date of birth (for individuals);

●	Residential or business street address (although post office boxes are still permitted for mailing); and

●	Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver’s license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

Federal law prohibits the Fund and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund may close your account or

12	Prospectus | July 28, 2023

take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

If you are opening an account in the name of a legal entity (e.g., a partnership, business trust, limited liability company, corporation, etc.), you may be required to supply the identity of the beneficial owner or controlling person(s) of the legal entity prior to the opening of your account. The Fund may request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help the Transfer Agent verify your identity.

Anti-Money Laundering Program

Customer identification and verification is part of the Fund’s overall obligation to deter money laundering under federal law. The Fund has adopted an anti-money laundering compliance program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services, or (iii) involuntarily redeem your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority.

Market Timing

In accordance with policies and procedures adopted by the Board of Trustees, the Fund discourages market timing and other excessive trading practices. The Fund is intended primarily for use as long-term investment vehicles. Excessive and frequent short-term (market timing) trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs, harm Fund performance and result in dilution in the value of Fund shares held by longer-term shareholders. Such excessive trading practices may be determined at management’s discretion.

To deter market timing, shareholders of the Fund who purchase and redeem shares within a 30-day period will be charged a 0.25% fee at redemption. The Fund and the Adviser also reserve the right, but do not have the obligation, to reject or restrict purchase or exchange requests from any investor engaging in excessive trading activity. The Fund defines excessive trading as a purchase and redemption of the same Fund within a 30-day period. Purchase and redemption activity which involves the reinvestment of dividends and capital gains, automatic deposit and withdrawal programs, or portfolio rebalancing is not considered market timing.

The Fund cannot guarantee that it will detect every market timer due to the limitations inherent in their technological systems. The

Fund reserves the right to modify its policies and procedures at any time without prior notice as the Fund deems necessary in their sole discretion to be in the best interests of Fund shareholders, or to comply with state or Federal legal requirements.

Selling Your Shares

You may sell your shares at any time.

Your sales price will be the next NAV after your sell order is received in proper form by the Fund, its transfer agent, or your investment representative. Normally you will receive your proceeds within a week after your request is received.

Instructions for Selling Shares

If selling your shares through your financial advisor or broker, ask him or her for redemption procedures. Your advisor and/or broker may have transaction minimums and/or transaction times that will affect your redemption. For all other sales transactions, follow the instructions below.

By Telephone

You may redeem shares of the Fund on any ‘Business Day’ by calling ONEFUND Trust at 1-844-464-6339 for amounts up to $50,000. Redemption requests for amounts greater than $50,000 should be made in writing and will require a medallion signature guarantee (See section “Signature Guarantees”). Requests received prior to the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time) you will receive a redemption amount based on that day’s NAV. During periods of high market activity, you may encounter higher than usual wait times. Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to market close.

The telephone redemption option will automatically be established on your account unless declined on the original account application. If you declined this option and would like to add it at a later date, you should write to the Transfer Agent or complete an Account Option form. The Account Option form is available on our website (https://onefund.io/fund/).

By Mail

You may redeem shares by mailing a written request to the Fund. You will receive a redemption amount based on the next calculated NAV after the Fund receives your written request in proper form.

Send requests by mail to:

U.S. Mail	Overnight Mail
ONEFUND Trust c/o Ultimus Fund Solutions P.O. Box 541150 Omaha, NE 68154	ONEFUND Trust c/o Ultimus Fund Solutions 4221 N 203rd St, Ste 100 Elkhorn, NE 68022

https://onefund.io/fund/	13

ONEFUND S&P 500® EQUAL WEIGHT INDEX

All requests must include:

●	Fund Name, account number and account registration;

●	Dollar or share amount requested; and

●	Signatures of all shareholders exactly as registered.

Call the Fund or your investment professional if you need special instructions.

The Fund does not consider the US Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at the ONEFUND Trust’s post office box, of purchase orders or redemption requests does not constitute receipt by the Fund.

Via Internet

You may also redeem your shares via the Internet. Redemption proceeds will be sent to the address of record on the account or may be sent via ACH to the bank of record on the account. If you have questions or problems accessing your account, contact the Fund at 1-844-464-6339.

Signature Guarantees

Your signature must be guaranteed by a financial institution which is a participant in a Medallion Signature Guarantee (“Signature Guarantee”) program if:

●	Your redemption will be sent to an address other than the address of record;

●	Your redemption will be sent to an address of record or bank account that was changed within the last 30 days;

●	Your redemption is payable to someone other than the shareholder(s) of record;

●	Your redemption request exceeds $50,000; or

●	Your redemption proceeds are being sent to bank instructions not currently on your account.

A Signature Guarantee is designed to protect your account from fraud. Obtain a Signature Guarantee from a bank or trust company, savings association, credit union or broker, dealer, or securities exchange member. A notary public cannot provide a Signature Guarantee.

Payment Methods for Redemptions

Your redemption proceeds will be mailed by check to your address of record unless you have elected to establish other instructions. The following payment options are available if you complete the appropriate section of the Account Application or Account Options Form, or provide written authorization signed by all account owners.

●	ACH Transfer - An electronic transfer to your account at a financial institution that is an ACH member. Payment is usually received within two to three days; or

●	Wire Payment – Redemption proceeds are wired to your account at a domestic commercial bank that is a Federal Reserve System member. Any wiring fees will be deducted from your proceeds.

The Fund is not responsible for losses or fees resulting from posting delays or non-receipt of redemption payments at your bank when shareholder payment instructions are followed.

It is anticipated that the Fund will meet redemption requests through the sale of portfolio assets or from its holdings in cash or cash equivalents. The Fund may use the proceeds from the sale of portfolio assets to meet redemption requests if consistent with the management of the Fund. These redemption methods will be used regularly and may also be used in stressed or abnormal market conditions, including circumstances adversely affecting the liquidity of the Fund’s investments, in which case the Fund may be more likely to be forced to sell its holdings to meet redemptions than under normal market conditions.

Redemption in Kind

Although the Fund intends to pay share redemptions in cash, they reserve the right to pay the redemption price in whole or in part by a distribution of the Fund’s portfolio securities. Redemptions in kind typically are used to meet redemption requests that represent a large percentage of the Fund’s net assets in order to limit the impact of a large redemption on the Fund and its remaining shareholders. Redemptions in kind may be used in normal as well as in stressed market conditions. In most situations where the Fund distributes securities to meet a redemption request, the Fund expects to distribute a pro rata slice of the Fund’s portfolio securities, subject to certain limitations relating to odd-lot amounts of securities and securities subject to transfer restrictions.

Limitations on Redemption Proceeds

Redemption proceeds normally are wired or mailed within one business day after receiving a request in proper form. Payment may be delayed for up to seven days:

●	To allow your purchase to clear (as discussed below);

●	During periods of market volatility;

●	When a shareholder’s trade activity or amount adversely impacts the Fund’s ability to manage its assets; or

●	During any period when the Federal Reserve wire or applicable Federal Reserve banks are closed, other than customary weekend and holiday closings.

14	Prospectus | July 28, 2023

If you request a redemption of Fund shares recently purchased by check or ACH, your redemption proceeds may not be made available for up to ten calendar days to allow the Fund to collect payment on the instrument used to purchase such shares. If the purchase instrument does not clear, your purchase order will be cancelled, and you will be responsible for any losses incurred by the Fund as a result of your cancelled order.

In addition, the right of redemption may be suspended, or the payment of proceeds may be delayed, during any period:

●	When the NYSE is closed, other than customary weekend and holiday closings;

●	When trading on the NYSE is restricted, as determined by the SEC; or

●	In which an emergency exists, as determined by the SEC, so that disposal of the Fund’s investments or determination of its NAV is not reasonably practicable.

You will not accrue interest or dividends on uncashed redemption checks from the Fund, including checks that are undeliverable and returned to the Fund.

Redemptions from Retirement Accounts

All redemptions from retirement accounts must be requested in writing. If your redemption is to be sent to an address other than the address on record, to an address or bank account which has been changed in the past 30 days, or the payment is to be made to an alternate payee, the redemption request must be Medallion Signature Guaranteed. A notary cannot provide a Signature Guarantee. In the absence of your specific instructions, 10% of the value of your redemption from a retirement account in the Fund may be withheld for taxes. This withholding only applies to certain types of retirement accounts.

The Fund is not responsible for losses or fees resulting from posting delays or non-receipt of redemption payments when shareholder payment instructions are followed.

Redemption Fee

The Fund charges a 0.25% redemption fee to shareholders who purchase shares and redeem shares within a 30-day period. To deter market timing, the Fund and the Adviser reserve the right to reject or restrict purchase or exchange requests from any investor. The Fund defines excessive trading as a purchase and redemption of the Fund within a 30-day period.

Systematic Withdrawal/Exchange Program

Complete the appropriate section of the Account Application or an Account Service Options Form or contact your investment professional or the Fund. Your account value must be $15,000.

This program may reduce, and eventually deplete, your account. Payments should not be considered yield or income.

Additional Conditions

Verification of Shareholder Transaction Statements

You must contact the Fund in writing regarding any errors or discrepancies within 60 days after the date of the statement confirming a transaction. The Fund may deny your ability to refute a transaction if it does not hear from you within 60 days after the confirmation statement date.

Non-receipt of Purchase Wire/ Insufficient Funds Policy

The Fund reserves the right to cancel a purchase if payment of the check or electronic funds transfer does not clear your bank, or if a wire is not received by settlement date. The Funds reserve the right to cancel a purchase if a check or electronic funds transfer does not clear your bank. A Fund may charge your account a $20 fee, and you will be responsible for any losses or fees imposed by your bank and any losses that may be incurred by the Fund as a result of the canceled purchase.

Online Account Access

Shareholders can opt to access their account information online. You may select this option on your account application or call 1-844-464-6339 to register. You can also set up online access through the Fund’s website at https://onefund.io/fund/ and select Login to Your Account to establish a user ID and password. If you have questions, or problems accessing your account, contact the Fund at 1-844-464-6339.

Telephone Transactions

The Fund may record your telephone instructions and may ask to verify your social security or tax identification information. If the Fund does not follow such procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

Share Certificates

The Fund does not issue share certificates.

Confirmation and Account Statement

You will receive confirmation of purchases, redemptions and exchanges (except for systematic transactions). In addition, you will receive periodic statements reporting all account activity, including systematic transactions, dividends and capital gains paid. You may elect to receive your statements and other communications from the Fund electronically. Please see “eDelivery” below.

eDelivery

eDelivery allows you to receive your quarterly account statements, transaction confirmations, year-end tax information, and other important information concerning your investment in the Fund online. Select this option on your Account Application to receive email notifications when quarterly statements and confirmations are available for you to view via secure online access. You will also receive emails whenever a new prospectus, semi-annual or annual fund report is available. To establish eDelivery, call 1-844-464-6339 or visit https://onefund.io/fund/.

https://onefund.io/fund/	15

ONEFUND S&P 500® EQUAL WEIGHT INDEX

Closing of Small Accounts

Due to the proportionately higher costs of servicing accounts with lower balances, accounts maintaining a balance under $10,000 will be charged a $15 maintenance fee that is imposed annually. If your account falls below $1,000 for any reason, the Fund may ask you to increase your balance. If it is still below $1,000 after 90 days, the Fund may close your account and send you the proceeds at the current NAV. If the shareholder designates an Automatic Investment Plan, the $15 annual maintenance fee is waived. If an account is closed and redeemed due to a low balance, this would constitute a taxable event for the affected shareholder, which may in turn result in a capital gain or loss for federal tax purposes.

Undeliverable Distribution Checks

For any shareholder who chooses to receive distributions in cash, if distribution checks (1) are returned and marked as “undeliverable” or (2) remain un-cashed for six months, your account may be changed automatically so that all future distributions are reinvested in your account. Checks that remain un-cashed for six months will be canceled and the money reinvested in the Fund.

Cost Basis Information

Federal law requires that mutual fund companies report their shareholders’ cost basis, gain/loss, and holding period to the IRS on the Fund shareholders’ Consolidated Form 1099s when “covered” securities are sold. Covered securities are any shares acquired on or after January 1, 2012. These requirements do not apply to investments through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account.

The Fund has Average Cost as its standing (default) tax lot identification method for all shareholders. A tax lot identification method is the way the Fund will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing net asset values, and the entire position is not sold at one time. You may choose a method different than the Fund’s standing method and will be able to do so at the time of your purchase or upon the sale of covered shares. Please refer to the appropriate Internal Revenue Service regulations or consult your tax advisor with regard to your personal circumstances.

Other Redemption Information

If you hold shares of the Fund in an IRA or other retirement plan, you must indicate on the redemption request whether or not to withhold federal income tax. Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% federal income tax withholding. In addition, if you are a resident of certain states, state income tax also applies to non-Roth IRA distributions when Federal withholding applies. Please consult with your tax professional.

Delivery of Fund Documents

Copies of the Fund’s Prospectus, SAI and shareholder reports (“Reports”) are available, free of charge, on the Fund’s website,

https://onefund.io/fund/. To reduce the Fund’s expenses, you will be asked to consent to receive Reports electronically and to provide your e-mail address on the Fund’s account application. Shareholders who do not elect to receive electronic copies of the Reports will receive paper copies free of charge; however, electronic delivery of the Reports is encouraged and intended to protect our shareholders by limiting the Fund’s expenses and advancing conservation of natural resources.

In addition, to reduce the likelihood of our shareholders receiving duplicative mailings, the Fund intends to mail to those shareholders who have requested paper copies, only one copy of each Report to all of the shareholders having the same last name and residing at a common address. If you wish to receive separate copies of the Reports, please call 1-844-464-6339. The Fund will begin sending you individual copies thirty days after receiving your request.

Distribution Arrangements

Direct Distribution Arrangements

There is no initial sales charge on purchases of shares of the Fund.

Outside Distribution Arrangements

Investors may be charged a fee if they effect transactions through a broker or agent.

The Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders.

Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf.

The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order.

Customer orders will be priced at the Fund’s NAV next computed after they are received by an authorized broker or the broker’s authorized designee.

Distribution and Shareholder Servicing
Arrangements— Revenue Sharing

The Adviser and/or their affiliates may pay out of their own assets’ compensation to broker-dealers and other persons for the sale and distribution of the Shares and/or for the servicing of the Shares.

Dividends, Distributions and Taxes

Dividends and Distributions

All dividends and distributions will be automatically reinvested unless you request otherwise. The Fund intends to distribute income and capital gains at least annually. The Fund may make additional distributions and dividends at other times if the Adviser believes doing so may be necessary for the Fund to avoid or reduce taxes.

16	Prospectus | July 28, 2023

The following information related to tax matters is meant as a general summary for U.S. taxpayers. Please see the SAI for more information.

Taxes

The Fund intends to distribute all or substantially all of its net investment income and net capital gain in accordance with the timing requirements imposed by the Internal Revenue Code of 1986, as amended (the “Code”) and therefore should not be required to pay any federal income or excise taxes. Both distributions will be reinvested in shares of the Fund unless you elect to receive cash. Dividends from net investment income (including any excess of net short-term capital gain over net long-term capital loss) are taxable to investors as ordinary income or qualified dividend income, while distributions of net capital gain (the excess of net long-term capital gain over net short- term capital loss) are generally taxable as long-term capital gain, regardless of your holding period for the shares. Any dividends or capital gain distributions you receive from the Fund will normally be taxable to you when made, regardless of whether you reinvest dividends or capital gain distributions or receive them in cash (unless you hold shares in a qualified tax-advantaged plan or account or are otherwise not subject to federal income tax).

The Fund may be eligible to pay “section 199A” dividends to its shareholders with respect to certain dividends received by it from its investment in real estate investment trusts. Section 199A dividends received in taxable years beginning before 2026 are taxable to individual and other noncorporate shareholders at a reduced effective federal income tax rate, provided that certain holding period requirements and other conditions are satisfied.

The Fund expects that, as a result of its investment objectives and strategies, its distributions will consist primarily of short-term capital gains, which are taxable as ordinary income. A portion of the ordinary income dividends paid to you by the Fund may be qualified dividends eligible for taxation at long-term capital gain rates provided certain holding period requirements are satisfied. Certain dividends or distributions declared in October, November or December will be taxed to shareholders as if received in December if they are paid during the following January. Each year the Fund will inform you of the amount and type of your distributions.

Your redemptions will cause you to recognize capital gain or loss for federal tax purposes equal to the difference between the tax basis of your shares, including any sales charges, and the amount you receive when you redeem them. Any capital gain or loss recognized upon the redemption of shares of the Fund is generally treated as long term capital gain or loss if the shares have been held for more than one year and as a short-term capital gain or loss if the shares have been held for one year or less. In certain circumstances, loss realized upon a redemption of Fund shares held for six months or less will be treated as long-term capital loss. Short-term capital gains are taxed at ordinary income tax rates.

There is no assurance that the Internal Revenue Service will not challenge the Fund’s status as a regulated investment company, or that, if it were to do so, it would not prevail. If the Fund were to fail to qualify as a regulated investment company in any year, then the Fund would be subject to federal income tax on its net income and capital gains at regular corporate income tax rates (without a deduction for distributions to shareholders). When distributed, that income would also be taxable to shareholders as an ordinary dividend (or, in some cases, qualified dividend income) to the extent attributable to the Fund’s earnings and profits. If the Fund were to fail to qualify as a regulated investment company and became subject to federal income tax, any shareholder would be subject to the risk of diminished investment returns.

On the account application, you will be asked to certify that your social security number or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. The Fund reserves the right to reject any application that does not include a certified social security or taxpayer identification number.

Medicare Surtax On Net Investment Income

A Medicare surtax of 3.8% applies to net investment income of a noncorporate taxpayer who recognizes adjusted gross income in excess of a threshold amount for a year. Net investment income will include, among other types of income, ordinary income, dividend income and capital gain derived from investments in the Fund.

Foreign Accounts

Investments in the Fund held through accounts maintained by foreign institutions or entities may be subject to a 30% withholding tax on: (1) income dividends paid by the Fund, and (2) certain capital gain distributions and the proceeds of a redemption of Fund shares. This withholding tax generally may be avoided if such institution or entity satisfies certain registration, certification and reporting requirements.

Backup Withholding

The Fund is required in certain circumstances to apply backup withholding on taxable dividends, redemption proceeds and certain other payments that are paid to any shareholder who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. The backup withholding tax rate is 24% for tax years beginning before 2026. Any amounts withheld may be credited against your U.S. federal income tax liability.

This summary is not intended to be and should not be construed to be legal or tax advice to any current holder of the Fund’s shares. You should consult your own tax advisors to determine the tax consequences of owning Fund shares.

https://onefund.io/fund/	17

ONEFUND S&P 500® EQUAL WEIGHT INDEX

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five fiscal years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund assuming reinvestment of all dividends and distributions. This information has been audited by Cohen & Company, Ltd., the Fund’s independent registered public accounting firm, whose report, along with the Fund’s financial statements, are included in the annual report which is available upon request.

For a Share Outstanding Throughout the Periods Presented

ONEFUND S&P 500® Equal Weight Index	Financial Highlights
(For a share outstanding during each year)

	For the Year Ended March 31, 2023	For the Year Ended March 31, 2022	For the Year Ended March 31, 2021	For the Year Ended March 31, 2020	For the Year Ended March 31, 2019
Selected Per Share Data
Net asset value, beginning of year	$47.16	$42.58	$25.34	$31.19	$30.04

Investment operations:
Net investment income(a)	0.71	0.63	0.56	0.60	0.57
Net realized and unrealized gain (loss) on investments	(3.78)	4.83	17.25	(5.90)	1.42
Total from investment operations	(3.07)	5.46	17.81	(5.30)	1.99

Less distributions to shareholders from:
Net investment income	(0.50)	(0.53)	(0.58)	(0.55)	(0.49)
Net realized gains	(0.85)	(0.35)	-	-	(0.35)
Total distributions	(1.35)	(0.88)	(0.58)	(0.55)	(0.84)

Paid-in capital from redemption fees	- (b)	- (b)	0.01	- (b)	- (b)
Net asset value, end of year	$42.74	$47.16	$42.58	$25.34	$31.19

Total Return(c)	(6.52)%	12.83%	70.67%	(17.44)%	7.02%

Ratios and Supplemental Data:
Net assets, end of year (000 omitted)	$101,449	$102,267	$70,202	$39,322	$39,258
Ratio of expenses to average net assets after expense waiver	0.25%	0.25%	0.25%	0.25%	0.25%
Ratio of expenses to average net assets before expense waiver	0.65%	0.66%	0.86%	1.12%	1.34%
Ratio of net investment income to average net assets after expense waiver	1.66%	1.37%	1.61%	1.87%	1.85%

Portfolio Turnover Rate	42%	60%	96%	76%	83%

(a)	Calculated using the average shares method.

(b)	Rounds to less than $0.005 per share.

(c)	Total return represents the rate that an investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.

18	Prospectus | July 28, 2023

PRIVACY POLICY

FACTS	WHAT DOES ONEFUND S&P 500® EQUAL WEIGHT INDEX (THE “FUND”) DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
● Social Security number and name and address
● Account balances and transaction history
● Wire transfer instructions
When you are no longer our investor, we continue to share your information as described in this notice.
How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Fund chooses to share; and whether you can limit this sharing.

REASONS WE CAN SHARE YOUR PERSONAL INFORMATION	Does the Fund Share?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your accounts(s), respond to court orders and legal investigations, or report to credit bureaus	YES	NO
For our marketing purposes - to offer our products and services to you	NO	We Don’t Share
For joint marketing with other financial companies	NO	We Don’t Share
For our affiliates’ everyday business purposes - information about your transactions and experiences	YES	NO
For our affiliates’ everyday business purposes - information about your creditworthiness	NO	We Don’t Share
For nonaffiliates to market to you	NO	We Don’t Share

https://onefund.io/fund/	19

WHO WE ARE
Who is providing this notice?	ONEFUND S&P 500® Equal Weight Index (the “Fund”)

WHAT WE DO
How does the Fund protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that seek to comply with federal law. These measures include computer safeguards and secured files and buildings.
How does the Fund collect my personal information?	We collect your personal information, for example, when you
	●	Open an account

	●	Provide account information or give us your contact information

	●	Make a wire transfer or deposit money
Why can’t I limit all sharing?	Federal law gives you the right to limit only

	●	Sharing for affiliates’ everyday business purposes - information about your creditworthiness

	●	Affiliates from using your information to market to you

	●	Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

DEFINITIONS
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
	●	Nonaffiliates can include third parties who perform services on our behalf, such as accounting, legal or data processing services.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
	●	The Fund does not jointly market.

20	Prospectus | July 28, 2023

Reports

Reports

For more information about the Fund, the following documents are available free upon request:

Annual/Semiannual Reports:

The Fund’s annual and semi-annual reports to shareholders contain additional information on the Fund’s investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information (SAI):

The Fund’s SAI, as supplemented from time to time, provides more detailed information about the Fund, including its operations and investment policies. It is incorporated by reference and legally considered a part of this Prospectus.

You can get free copies of the Fund’s annual and semi-annual reports and the SAI, on the Fund’s website: https://onefund.io/fund/. Shareholders may request to receive paper copies, free of charge, by calling or writing to the Fund at the telephone number and address listed below.

You can request other information and discuss your questions about the Fund, by contacting a broker or bank that sells the Fund or by contacting the Fund at:

ONEFUND Trust

c/o Ultimus Fund Solutions

P.O. Box 541150

Omaha, NE 68154

Telephone: 1-844-464-6339.

You can obtain copies of the Fund’s annual and semi-annual reports and SAI:

●	For a duplicating fee, by electronic request at publicinfo@sec.gov.

●	Free from the SEC’s website at http://www.sec.gov.

Other Information

No one has been authorized to give any information or to make any representations not contained in this Prospectus or in the Fund’s SAI in connection with the offering of Fund shares. Do not rely on any such information or representations as having been authorized by the Fund or the Adviser. This Prospectus does not constitute an offering by the Fund in any jurisdiction where such an offering is not lawful.

The Trust enters into contractual arrangements with various parties, including among others, the Fund’s investment adviser, distributor, custodian, and transfer agent who provide services to the Fund. Shareholders are not parties to any such contractual arrangements or intended beneficiaries of those contractual arrangements, and those contractual arrangements are not intended to create in any shareholder any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.

This Prospectus provides information concerning the Fund that you should consider in determining whether to purchase Fund shares. Neither this Prospectus nor the SAI is intended, or should be read, to be or give rise to an agreement or contract between the Trust, the Trustees, or the Fund and any investor, or to give rise to any rights in any shareholder or other person other than any rights under federal or state law that may not be waived.

Investment Company Act File no. 811-21836.

STATEMENT OF ADDITIONAL INFORMATION

ONEFUND TRUST

(formerly known as INDEX FUNDS)

No Load Shares
ONEFUND S&P 500® Equal Weight Index (formerly known as Index Funds S&P 500® Equal Weight)	INDEX

July 28, 2023

Investment Adviser:

ONEFUND, LLC

(the “Adviser”)

This Statement of Additional Information (the “SAI”) describes the ONEFUND S&P 500® Equal Weight Index (the “Fund”), a series of ONEFUND Trust (the “Trust”). The Trust is a registered open-end investment company. The Fund currently offers one class of shares, known as No Load Shares.

The Fund constitutes a separate investment portfolio with distinct investment objectives and policies. Shares of the Fund are sold to the public by Ultimus Fund Distributors, LLC, as Distributor to the Fund, as an investment vehicle for individuals, institutions, corporations and fiduciaries, including clients of the Adviser or its affiliates.

This SAI is not a prospectus and is only authorized for distribution when preceded or accompanied by the prospectus for the Fund, dated July 28, 2023 (the “Prospectus”). This SAI contains additional and more detailed information than that set forth in the Prospectus and should be read in conjunction with the Prospectus. The Prospectus, as supplemented from time to time, is incorporated by reference into the SAI. The Prospectus may be obtained, without charge, on the Adviser’s website (https://onefund.io/fund/), by writing the Fund at ONEFUND Trust, c/o Ultimus Fund Solutions, P.O. Box 541150, Omaha, NE 68154, or by calling 1-844-464-6339.

The Fund’s most recent Annual Report dated March 31, 2023 is incorporated by reference into this SAI and can be obtained free of charge by calling the toll-free number printed above.

TABLE OF CONTENTS

GENERAL INFORMATION	1
INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS	1
INDEX DISCLOSURE	3
ADDITIONAL INFORMATION ABOUT SECURITIES IN WHICH THE FUND MAY INVEST	4
PORTFOLIO TURNOVER	13
DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION	13
MANAGEMENT	14
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	18
CODE OF ETHICS	18
INVESTMENT ADVISER TO THE FUND	18
PORTFOLIO MANAGEMENT INFORMATION	19
PROXY VOTING POLICIES	20
DISTRIBUTION OF FUND SHARES	20
ADMINISTRATION, TRANSFER AGENT AND COMPLIANCE	20
CUSTODIAN	21
COUNSEL	21
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	21
EXPENSES	21
DETERMINATION OF NET ASSET VALUE	21
PORTFOLIO TRANSACTIONS	22
PURCHASE OF SHARES	23
REDEMPTION OF SHARES	24
DIVIDENDS AND DISTRIBUTIONS	26
ADDITIONAL FEDERAL INCOME TAX INFORMATION	26
OTHER INFORMATION	33
FINANCIAL STATEMENTS	34
Appendix A – DESCRIPTION OF RATINGS	A-1
Appendix B – ONEFUND TRUST Proxy Voting Policy	B-1
Appendix C – ONEFUND, LLC Proxy Voting Policy	C-1

GENERAL INFORMATION

The ONEFUND S&P 500® Equal Weight Index (the “Fund”) is a separate series of ONEFUND Trust, an open-end management investment company that was organized as a trust under the laws of the State of Delaware on November 9, 2005 (the “Trust”). The Trust was previously known as “Giant 5 Funds,” and changed its name to “Index Funds” in February 2014. The Trust changed its name from “Index Funds” to “ONEFUND Trust” and the Fund changed its name from “Index Funds S&P 500® Equal Weight” to “ONEFUND S&P 500® Equal Weight Index” in February 2023. The Fund is described in this Statement of Additional Information (the “SAI”). As of the date of this SAI, the Fund offers one class of shares: No Load Shares. The Fund is diversified, as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”).

Shares of the Fund are continuously offered for sale by the Fund’s Distributor at the applicable public offering price (i) directly to the public through the Fund’s transfer agent, (ii) to clients of a financial institution, such as a federal or state-chartered bank, trust company or savings and loan association that has entered into a servicing agreement with the Trust (collectively, “Servicing Agents”), and (iii) to clients of a securities broker that has entered into a dealer agreement with the Distributor. See “Purchase of Shares.”

INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS

The Prospectus for the Fund discusses the investment objectives and strategies for the Fund and explains how the Fund allocates its assets among the different types of securities that the Fund may invest in. Please refer to the Fund’s Prospectus for a discussion of the Fund’s principal investment strategies, the principal asset types or securities in which the Fund may invest, and the principal risks associated with the foregoing. Additional information regarding the assets or securities in which the Fund may invest, including securities or instruments not described in the Prospectus, appears below in the section entitled “Additional Information About Securities in Which the Fund May Invest” in this SAI.

As with all mutual funds, there can be no assurance that the investment objectives of the Fund will be achieved. The Fund’s investment objectives may be changed without approval by the holders of a majority of the Fund’s outstanding voting shares (as defined in the 1940 Act), subject to 60 days’ advance notice to shareholders. The term “majority of the outstanding voting shares” means the vote of (i) 67% or more of the Fund’s shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund’s outstanding shares, whichever is less.

Investment Restrictions. The Fund has adopted investment policies which may be fundamental or non-fundamental. Fundamental policies cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund, as the case may be.

Non-fundamental policies may be changed without shareholder approval by vote of a majority of the Trustees of the Trust at any time, subject to 60 days’ advance notice to shareholders.

Fundamental Investment Restrictions. The Fund is subject to the following investment restrictions, all of which are fundamental policies.

The Fund may not:

(1) borrow money except as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over the Fund;

(2) invest directly in real estate unless it is acquired as a result of ownership of securities or other instruments, except that this restriction shall not prevent the Fund from investing in securities or other instruments (1) issued by companies that invest, deal, or otherwise engage in transactions in real estate or (2) backed or secured by real estate or interests in real estate;

(3) issue senior securities except as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over the Fund;

(4) act as an underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (the “1933 Act”), in connection with the purchase and sale of portfolio securities;

(5) make loans to other parties, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder, provided that for the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans;

(6) invest in physical commodities, except that: (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase, sale or use of swaps, futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities; and

(7) invest more than 25% of its assets (valued at the time of investment) in the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund’s investments in that industry would equal or exceed 25% of the current value of the Fund’s total assets, provided that this restriction does not limit the Fund’s: (i) investments in securities of other investment companies, (ii) investments in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or (iii) investments in repurchase agreements collateralized by U.S. government securities, and provided further that the Fund reserves the right to concentrate in any industry in which the index that the Fund tracks becomes concentrated to approximately the same degree during the same period.

Compliance with the fundamental policies previously described is generally measured at the time the securities are purchased. Unless otherwise required by the 1940 Act (as is the case with borrowing), if a percentage restriction is adhered to at the time the investment is made, a later change in percentage resulting from a change in the market value of assets will not constitute a violation of such restriction. All fundamental policies must comply with applicable regulatory requirements.

With respect to paragraph (1), the 1940 Act currently allows the Fund to borrow up to one-third of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. With respect to paragraph (5), the 1940 Act and regulatory interpretations currently limit the percentage of the Fund’s securities that may be loaned to one-third of the value of its total assets.

For the purposes of restriction (7) above, industry classifications are determined for the Fund in accordance with the industry or sub-industry classifications established by Bloomberg. The Fund may use other classification titles, standards and systems from time to time, as it determines to be in the best interests of shareholders. The use of any particular classification system is not a fundamental policy. In addition, while the Fund does not regard other investment companies as an “industry,” the Fund intends to look through to the holdings of underlying investment companies, subject to the Fund’s ability to obtain such information, for purposes of restriction (7).

Non-Fundamental Investment Restrictions.

In addition, it is contrary to the Fund’s present policies, which may be changed without shareholder vote, to purchase any illiquid security, including any securities whose disposition is restricted under federal securities laws and securities that are not readily marketable, if, as a result, more than 15% of the Fund’s net assets (based on then-current value) would then be invested in such securities. For purposes of this restriction, the staff of the SEC is presently of the view that repurchase agreements maturing in more than seven days are subject to this restriction. Until that position is revised, modified or rescinded, the Fund will conduct its operations in a manner consistent with this view. This limitation on investment in illiquid securities does not apply to certain restricted securities, including securities pursuant to Rule 144A under the 1933 Act, and certain commercial paper that the Adviser has determined to be liquid under procedures approved by the Board of Trustees.

INDEX DISCLOSURE

The Index is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”) and their Third Party Licensors, and has been licensed for use by the Adviser. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); any Third Party Licensor Trademarks are trademarks of the Third Party Licensor and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by the Adviser. It is not possible to invest directly in an index. The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, any of their respective affiliates (collectively, “S&P Dow Jones Indices”) or their Third Party Licensors. Neither S&P Dow Jones Indices nor its Third Party Licensors make any representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Index to track general market performance. Past performance of an index is not an indication or guarantee of future results. S&P Dow Jones Indices’ and its Third Party Licensors’ only relationship to the Adviser with respect to the Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The Index is determined, composed and calculated by S&P Dow Jones Indices or its Third Party Licensors without regard to the Adviser or the Fund. S&P Dow Jones Indices and its Third Party Licensors have no obligation to take the needs of the Adviser or the owners of the Fund into consideration in determining, composing or calculating the Index. Neither S&P Dow Jones Indices nor its Third Party Licensors are responsible for and have not participated in the determination of the prices, and amount of the Fund or the timing of the issuance or sale of the Fund or in the determination or calculation of the equation by which the Fund is to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices and its Third Party Licensors have no obligation or liability in connection with the administration, marketing or trading of the Fund. There is no assurance that investment products based on the Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment or tax advisor. A tax advisor should be consulted to evaluate the tax consequences of making any particular investment decision. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.

NEITHER S&P DOW JONES INDICES NOR ITS THIRD PARTY LICENSORS GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES AND ITS THIRD PARTY LICENSORS SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES AND ITS THIRD PARTY LICENSORS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES OR ITS THIRD PARTY LICENSORS BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBLITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND THE ADVISER, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

ADDITIONAL INFORMATION ABOUT SECURITIES IN WHICH THE FUND MAY INVEST

The Fund’s principal investment objectives and strategies are discussed in the Prospectus under the “SUMMARY SECTION” for the Fund and under “INVESTMENT OBJECTIVE” and “PRINCIPAL INVESTMENT STRATEGIES.” In order to achieve its investment objectives, the Fund generally makes investments of the sort described in the Prospectus.

The Fund may also invest in certain types of securities, or engage in certain investment activities, as generally discussed below. In addition, the Fund may be subject to additional risks in connection with its investments in such securities or as a result of the Fund’s investment strategies or activities. The following is not meant to be an exclusive list of all the securities and instruments in which the Fund may invest, the investment strategies or activities in which it may engage, or the risks associated with both. The Fund may invest in instruments and securities and engage in strategies or activities other than those listed below, and may be subject to risks that are not described here. To the extent this section describes an investment type also described in the prospectus, the disclosure in this SAI should be regarded as supplementing, and not replacing, the prospectus disclosure.

INVESTMENT COMPANY SECURITIES

The Fund may, from time to time invest in shares of other investment companies, including open-end investment companies, subject to limits prescribed by the 1940 Act. These investment companies typically incur fees that are separate from those fees incurred directly by the Fund. The Fund’s purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying Fund expenses. No adjustments will be made to the advisory fee with respect to assets of the Fund invested in such investment companies.

Exchange Traded Funds (“ETFs”). ETFs are investment companies whose shares are bought and sold on a securities exchange. An ETF holds a portfolio of securities designed to track a particular market segment or index. Some examples of ETFs are SPDR® ETFs, Invesco QQQ Trust and iShares®.

An investment in an ETF generally presents the same primary risks as an investment in a fund that is not exchange traded and that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate within a wide range, and the Fund could lose money investing in an ETF if the prices of the stocks owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to other funds: (i) the market price of the ETF’s shares may trade at a discount to their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

EQUITY SECURITIES

Equity securities represent ownership interests in a company and may consist of common stocks, preferred stocks, warrants to acquire common stock, or securities convertible into common stock. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which a fund invests will cause the net asset value of a fund to fluctuate. The Fund may purchase equity securities traded in the U.S. or foreign countries on securities exchanges or the over-the-counter market. Equity securities are described in more detail below:

Common Stock. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

Preferred Stock. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

Warrants. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

Convertible Securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by the Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third-party.

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their “conversion value,” which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

Generally, capitalization or market capitalization is a measure of a company’s size. Investing in equity securities of small and medium capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. The securities of smaller companies are often traded in the over-the-counter market and even if listed on a national securities exchange may not be traded in volumes typical for that exchange. Consequently, the securities of smaller companies are less likely to be liquid, may have limited market stability, and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.

FOREIGN SECURITIES

The Fund may invest in foreign securities. Foreign investments can involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies and it may be more difficult to obtain reliable information regarding an issuer’s financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial costs, generally are higher than for U.S. investments.

Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers, and securities markets may be subject to less government supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may invoke increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It also may be difficult to enforce legal rights in foreign countries.

Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, and restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic or social instability, military action or unrest (such as Russia’s invasion of Ukraine), or adverse diplomatic developments. There is no assurance that the Adviser will be able to anticipate or counter these potential events and their impacts on the Fund’s share price.

Investments by the Fund in emerging markets securities include special risks in addition to those generally associated with foreign investing. The Adviser regards “emerging markets” to include all countries currently excluded from the MSCI World Index of developed countries, and domicile is determined by where the company is organized, located, has the majority of its assets, or receives the majority of its revenue. Many investments in emerging markets can be considered speculative, and the value of those investments can be more volatile than in more developed foreign markets. Emerging markets also have different clearance and settlement procedures, and delays in settlement could result in temporary periods when a portion of the assets is uninvested, and no return is earned thereon. The inability to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in the value of those securities or possible liability to the purchaser. Many emerging markets have experienced substantial rates of inflation for many years, which has had and may continue to have adverse effects on the economies and securities markets of certain emerging market countries. In an attempt to control inflation, certain emerging market countries have imposed wage and price controls. Emerging market governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Debt obligations of emerging market countries may involve a high degree of risk, and may be in default or present the risk of default. Certain emerging market governmental issuers have not been able or have been unwilling to make payments of interest or principal on debt obligations as those payments have come due.

CURRENCY TRANSACTIONS

A currency exchange transaction may be conducted either on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market or through a forward currency exchange contract (“forward contract”). A forward contract is an agreement to purchase or sell a specified currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks, foreign exchange dealers or broker-dealers, are not exchange-traded, and are usually for less than one year, but may be renewed.

Forward currency transactions may involve currencies of the different countries in which the Fund may invest, and serve as hedges against possible variations in the exchange rate between these currencies. Transaction hedging is the purchase or sale of a forward contract with respect to specific payables or receivables of the Fund accruing in connection with the purchase or sale of portfolio securities. Portfolio hedging is the use of a forward contract with respect to a portfolio security position denominated or quoted in a particular currency. The Fund may engage in portfolio hedging with respect to the currency of a particular country in amounts approximating actual or anticipated positions in securities denominated in that currency.

If the Fund enters into a forward contract hedging an anticipated purchase of portfolio securities, assets of the Fund having a value at least as great as the Fund’s commitment under such forward contract will be segregated on the books of the Fund while the contract is outstanding.

At the maturity of a forward contract to deliver a particular currency, the Fund may either sell the portfolio security related to such contract and make delivery of the currency, or it may retain the security and either acquire the currency on the spot market or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract with the same currency trader obligating it to purchase on the same maturity date the same amount of the currency.

It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a forward contract. Accordingly, it may be necessary for the Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of currency that the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell on the spot market some of the currency received upon the sale of the portfolio security if its market value exceeds the amount of currency that the Fund is obligated to deliver.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to the Fund of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period, and prevailing market conditions. Since currency exchange transactions are usually conducted on a principal basis, no fees or commissions are involved.

EUROBONDS AND YANKEE BONDS

The Fund may invest in bonds issued by foreign branches of U.S. banks (“Eurobonds”) and bonds issued by a U.S. branch of a foreign bank and sold in the United States (“Yankee bonds”). These bonds are bought and sold in U.S. dollars, but generally carry with them the same risks as investing in foreign securities.

ILLIQUID AND RESTRICTED SECURITIES

The Fund may invest up to 15% of its net assets in illiquid securities. The term “illiquid securities” for this purpose means securities that the Fund reasonably expects cannot be sold or disposed of under current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the securities. Repurchase agreements maturing in more than seven days and restricted securities are generally illiquid; other types of investments may also be illiquid from time to time. If the Fund determines at any time that it owns illiquid securities in excess of 15% of its net asset value, it will not purchase additional illiquid securities until its existing holdings in illiquid securities represent less than 15% of its net asset value. If the Fund exceeds this 15% threshold, it will report the occurrence in compliance with Rule 30b1-10 under the 1940 Act and, depending on the circumstances, may take additional steps to reduce its holdings of illiquid securities. In compliance with Rule 22e-4 under the 1940 Act, the Fund has established a liquidity risk management program. While the liquidity risk management program attempts to assess and manage liquidity risk, there is no guarantee it will be effective in its operations and may not reduce the liquidity risk inherent in the Fund’s investments. Moreover, compliance with Rule 22e-4 may affect the Fund’s performance and its ability to achieve its investment objective.

Illiquid securities are priced at a fair value determined in good faith by the board of directors or trustees of the Fund or its delegate. The Fund may be unable to realize a favorable price upon sale of the securities, or in some cases may not be able to sell the securities.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the 1933 Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at a fair value as determined in good faith by the board of the Fund.

Notwithstanding the above, the Fund may purchase securities that have been privately placed but that are eligible for purchase and sale under Rule 144A under the 1933 Act. That rule permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities that have not been registered for sale under the 1933 Act. Generally, the Adviser, under the supervision of the board of directors or trustees, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Fund’s restriction of investing no more than 15% of its assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

DEBT SECURITIES

Investors should be aware that even though interest-bearing obligations are investments which promise a stable stream of income, the prices of such securities are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. Long-term obligations are affected to a greater extent by interest rates than shorter term obligations. The values of fixed-income obligations also may be affected by changes in the credit rating or financial condition of the issuing entities.

The Fund may invest in debt securities, including lower-rated securities (i.e., securities rated BB or lower by S&P Global Ratings (“S&P Ratings”), a division of McGraw Hill Financial, Inc., or Ba or lower by Moody’s Investors Service, Inc. (“Moody’s”), commonly called “junk bonds”), and securities that are not rated. There may be no restrictions as to the ratings of debt securities acquired by the Fund or the portion of the Fund’s assets that may be invested in debt securities in a particular ratings category.

Securities rated BBB or Baa are considered to be medium grade and to have speculative characteristics. Lower-rated debt securities are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Investment in medium- or lower-quality debt securities involves greater investment risk, including the possibility of issuer default or bankruptcy. An economic downturn could severely disrupt the market for such securities and adversely affect the value of such securities. In addition, lower-quality bonds are less sensitive to interest rate changes than higher-quality instruments and generally are more sensitive to adverse economic changes or individual corporate developments. During a period of adverse economic changes, including a period of rising interest rates, the junk bond market may be severely disrupted, and issuers of such bonds may experience difficulty in servicing their principal and interest payment obligations.

Medium- and lower-quality debt securities may be less marketable than higher-quality debt securities because the market for them is less broad. The market for unrated debt securities is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly, and the Fund may have greater difficulty selling its portfolio securities. The market value of these securities and their liquidity may be affected by adverse publicity and investor perceptions.

The debt securities held by the Fund may have redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Fund would have to replace the security with a lower yielding security, resulting in a decreased return for the investors in the Fund. Conversely, a high yield, high risk security’s value will decrease in a rising interest rate market, as will the value of the Fund’s assets.

Special tax considerations are associated with investing in debt securities structured as zero coupon or pay-in-kind securities. The Fund will report the interest on these securities as income even though it receives no cash interest until the security’s maturity or payment date.

Credit ratings evaluate the safety of principal and interest payments, not the market value risk of debt securities. Rating agencies may fail to change the credit ratings in a timely manner to reflect subsequent events. To the extent that the Fund invests in medium- and lower-quality debt securities, the achievement of the Fund’s investment objective may be more dependent on the Fund’s own credit analysis than is the case for higher quality bonds. A more complete description of the characteristics of bonds in each ratings category is included in Appendix A to this SAI.

HIGH YIELD SECURITIES

High yield securities, commonly referred to as junk bonds, are debt obligations rated below investment grade, i.e., below BBB by S&P Ratings or Baa by Moody’s, or their unrated equivalents. The risks associated with investing in high yield securities include: (i) high yield, lower rated bonds involve greater risk of default or price declines than investments in investment grade securities (e.g., securities rated BBB or higher by S&P Ratings or Baa or higher by Moody’s) due to changes in the issuer’s creditworthiness; (ii) the market for high risk, high yield securities may be thinner and less active, causing market price volatility and limited liquidity in the secondary market. This may limit the ability of the Fund to sell these securities at their fair market values either to meet redemption requests, or in response to changes in the economy or the financial markets; (iii) market prices for high risk, high yield securities may also be affected by investors’ perception of the issuer’s credit quality and the outlook for economic growth. Thus, prices for high risk, high yield securities may move independently of interest rates and the overall bond market; and (iv) the market for high risk, high yield securities may be adversely affected by legislative and regulatory developments.

FORWARD COMMITMENTS, WHEN-ISSUED PURCHASES AND DELAYED DELIVERY TRANSACTIONS

The Fund may purchase or sell securities on a when-issued or delayed delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date. The Fund may dispose of securities purchased on a when-issued, delayed-delivery or a forward commitment basis before settlement when deemed appropriate by the Adviser.

BORROWING

The Fund may be permitted to borrow money up to one-third of the value of its total assets. Borrowing for the purpose of investment is a speculative technique that increases both investment opportunity and the Fund’s ability to achieve greater diversification. However, it also increases investment risk. Because the Fund’s investments will fluctuate in value, whereas the interest obligations on borrowed funds may be fixed, during times of borrowing, the Fund’s net asset value may tend to increase more when its investments increase in value, and decrease more when its investments decrease in value. In addition, interest costs on borrowings may fluctuate with changing market interest rates and may partially offset or exceed the return earned on the borrowed funds. Also, during times of borrowing under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

DERIVATIVE INSTRUMENTS

Rule 18f-4 under the 1940 Act permits a fund to enter into “derivatives transactions” and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. “Derivatives transactions” include: (1) any swap, security-based swap, futures contract, forward contract, option, any combination of the foregoing, or any similar instrument, under which a fund is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (2) any short sale borrowing; (3) reverse repurchase agreements and similar financing transactions, if a fund treats these transactions as derivatives transactions under Rule 18f-4; and (4) when-issued or forward-settling securities and non-standard settlement cycle investments, unless a fund intends to physically settle the transaction and the transaction will settle within 35 days of its trade date.

Rule 18f-4 permits a fund to enter into derivatives transactions notwithstanding the restrictions under Section 18, provided that the fund either: (1) adopts and implements a derivatives risk management program (“DRMP”), adheres to a limit on leverage risk based on value-at-risk (“VaR”) and complies with board oversight and reporting requirements; or (2) satisfies the conditions of the limited derivatives user exception. A fund that is a limited derivatives user is not required to adopt a DRMP, adhere to the VaR limit or comply with the board oversight and reporting requirements. To rely on the limited derivatives user exception, a fund must adopt and implement policies and procedures reasonably designed to manage its derivatives risks and limit its derivatives exposure to 10% of its net assets.  The Fund currently relies on the limited derivatives user exception. The Fund does not currently invest in derivative instruments and does not intend to do so.

EXCHANGE TRADED NOTES

Exchange-Traded Notes (“ETNs”) are a type of unsecured, unsubordinated debt security that are designed to track the total return of a specific market index, less fees, and combine certain aspects of bonds and ETFs. Similar to ETFs, ETNs are traded on a major exchange (e.g., NYSE) during normal trading hours. However, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to principal amount, subject to the day’s index factor. ETN returns are based upon the performance of a market index minus applicable fees. ETNs do not make periodic coupon payments and provide no principal protection. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced commodity. The value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying index remaining unchanged.

REAL ESTATE SECURITIES

The Fund may invest in the equity and fixed-income securities of companies that are principally engaged in or related to the real estate industry, including those that own significant real estate assets, such as real estate investment trusts (“REITs”). An issuer is principally “engaged in” or principally “related to” the real estate industry if at least 50 percent of its total assets, gross income, or net profits are attributable to ownership, construction, management or sale of residential, commercial or industrial real estate, or to products or services related to the real estate industry. Issuers engaged in the real estate industry include equity REITs (which directly own real estate), mortgage REITs (which make short-term construction or real estate development loans or invest in long-term mortgages or mortgage pools), real estate brokers and developers, home-builders, companies that manage real estate, and companies that own substantial amounts of real estate. Businesses related to the real estate industry include manufacturers and distributors of building supplies and financial institutions that make or service mortgage loans.

Investments in the securities of companies that own, construct, manage or sell residential, commercial or industrial real estate will be subject to all of the risks associated with the ownership of real estate. These risks include: declines in the value of real estate, negative changes in the climate for real estate, risks related to general and local economic conditions, over-building and increased competition, decreases in property revenues, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, leveraging of interests in real estate, increases in prevailing interest rates, and costs resulting from the clean-up of environmental problems.

REAL ESTATE INVESTMENT TRUST

A REIT is a corporation or business trust (that would otherwise be taxed as a corporation) which meets the definitional requirements of the Code. The Code permits a qualifying REIT to deduct from taxable income the dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass-through vehicle for federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things: invest substantially all of its assets in interests in real estate (including mortgages and other REITs), cash and government securities; derive most of its income from rents from real property or interest on loans secured by mortgages on real property; and distribute annually 95% or more of its otherwise taxable income to shareholders.

REITs are of land and buildings; a Mortgage REIT invests primarily in mortgages on real property, which may secure construction, development or long-term loans.

REITs in which the Fund invests may be affected by changes in underlying real estate values, which may have an exaggerated effect to the extent that REITs in which the Fund invests may concentrate investments in particular geographic regions or property types. Additionally, rising interest rates may cause investors in REITs to demand a higher annual yield from future distributions, which may in turn decrease market prices for equity securities issued by REITs. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of the Fund’s investments to decline. During periods of declining interest rates, certain Mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by such

Mortgage REITs. In addition, Mortgage REITs may be affected by the ability of borrowers to repay when due the debt extended by the REIT and Equity REITs may be affected by the ability of tenants to pay rent.

Certain REITs have relatively small market capitalization, which may tend to increase the volatility of the market price of securities issued by such REITs. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. By investing in REITs indirectly through the Fund, a shareholder will bear not only his proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs. REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

In addition to these risks, Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of any credit extended. Further, Equity and Mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and Mortgage REITs are also subject to heavy cash flow dependency defaults by borrowers and self-liquidation. In addition, Equity and Mortgage REITs could possibly fail to qualify for tax free pass-through of income under the Code or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

TEMPORARY DEFENSIVE OR INTERIM POSITIONS

Under market conditions when investments meeting the Fund’s criteria are scarce, cash and cash reserves may represent a significant percentage of the Fund’s total net assets. The Fund may invest up to 100% of its assets in international and domestic short-term obligations (such as Eurodollar and Yankee bank obligations, certificate of deposit, bankers’ acceptances, commercial paper) money market funds and cash. During times when the Fund holds a significant portion of its net assets in cash and cash reserves, it will not be investing according to its investment objective, and the Fund’s performance may be negatively affected as a result.

U.S. GOVERNMENT OBLIGATIONS

The Fund may invest in various types of U.S. Government obligations. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities. Payment of principal and interest on U.S. Government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury obligations and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with Federal National Mortgage Association notes). In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities where it is not obligated to do so. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

OBLIGATIONS OF FOREIGN GOVERNMENTS, SUPRANATIONAL ENTITIES AND BANKS

The Fund may invest in U.S. dollar-denominated short-term obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by the Adviser to be of comparable quality to the other obligations in which such Fund may invest. The Fund may also invest in debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank and the InterAmerican Development Bank.

The Fund may invest a portion of its total assets in high-quality, short-term (one year or less) debt obligations of foreign branches of U.S. banks or U.S. branches of foreign banks that are denominated in and pay interest in U.S. dollars.

REPURCHASE AGREEMENTS

Repurchase agreements are transactions in which the Fund purchases a security from a bank or recognized securities dealer and simultaneously commits to resell that security to the bank or dealer at an agreed-upon price, date, and market rate of interest unrelated to the coupon rate or maturity of the purchased security. Repurchase agreements involve certain risks, such as default by, or insolvency of, the other party to the repurchase agreement. The Fund’s right to liquidate its collateral in the event of a default could involve certain costs, losses or delays. To the extent that the proceeds from any sale upon a default in the obligation to repurchase were less than the repurchase price, the Fund would suffer a loss. If the financial institution which is party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to bankruptcy or other liquidation proceedings, there may be restrictions on the Fund’s ability to sell the collateral and the Fund could suffer a loss.

FOREIGN DEPOSITARY RECEIPTS

The Fund may invest in American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”) of foreign issuers.

ADRs, EDRs and GDRs may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. GDRs are receipts issued by either a U.S. or non-U.S. banking institution, that evidence ownership of underlying foreign securities. EDRs, which are sometimes referred to as Continental Depositary Receipts (“CDRs”), are receipts issued in Europe typically by non-United States banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in the United States securities markets and EDRs, CDRs and GDRs in bearer form are designed for use in Europe. The Fund may invest in ADRs, EDRs and CDRs through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

COMMERCIAL PAPER AND SHORT-TERM CORPORATE DEBT INSTRUMENTS

The Fund may invest in commercial paper (including variable amount master demand notes), which consists of short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes.

The Fund also may invest in nonconvertible corporate debt securities (e.g., bonds and debentures) with not more than one year remaining to maturity at the date of settlement.

FLOATING- AND VARIABLE-RATE OBLIGATIONS

The Fund may purchase floating- and variable-rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of 13 months, but which permit the holder to demand payment of principal at any time or at specified intervals not exceeding 13 months. Variable-rate demand notes include master demand notes, which are obligations that permit the Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepare in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days’ notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank’s prime rate, and is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded. There generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund’s right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and the Fund may invest in obligations which are not so rated only if the Adviser determines that at the time of investment the obligations are of comparable quality to the other obligations in which such Fund may invest.

INVERSE FLOATING-RATE OBLIGATIONS

The Fund may invest in so-called “inverse floating rate obligations” or “residual interest bonds” or other obligations or certificates relating thereto structured to have similar features. In creating such an obligation, a municipality issues a certain amount of debt and pays a fixed interest rate. Half of the debt is issued as variable rate short term obligations, the interest rate of which is reset at short intervals, typically 35 days. The other half of the debt is issued as inverse floating rate obligations, the interest rate of which is calculated based on the difference between a multiple of (approximately two times) the interest paid by the issuer and the interest paid on the short-term obligation. Under usual circumstances, the holder of the inverse floating rate obligation can generally purchase an equal principal amount of the short-term obligation and link the two obligations in order to create long-term fixed rate bonds. Because the interest rate on the inverse floating rate obligation is determined by subtracting the short-term rate from a fixed amount, the interest rate will decrease as the short-term rate increases and will increase as the short-term rate decreases. The magnitude of increases and decreases in the market value of inverse floating rate obligations may be approximately twice as large as the comparable change in the market value of an equal principal amount of long-term bonds which bear interest at the rate paid by the issuer and have similar credit quality, redemption and maturity provisions.

INITIAL PUBLIC OFFERINGS (“IPOs”)

The Fund may invest a portion of its assets in securities of companies offering shares in IPOs. IPOs may have a magnified performance impact on the Fund for as long as it has a small asset base. The impact of IPOs on the Fund’s performance likely will decrease as the Fund’s asset size increases, which could reduce the Fund’s total returns. Because IPO shares frequently are volatile in price, the Fund may hold IPO shares for a very short period of time. This may increase the turnover of the Fund’s portfolio and may lead to increased expenses for the Fund, such as commissions and transaction costs. By selling shares, the Fund may realize taxable gains they will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Shareholders in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

The Fund’s investment in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which present risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.

RECENT MARKET EVENTS

The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. The value of a security or other instrument may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other instrument, or factors that affect a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates generally do not have the same impact on all types of securities and instruments.

Stresses associated with the 2008 financial crisis in the United States and global economies peaked near the end of that decade, but periods of unusually high volatility in the financial markets and restrictive credit conditions, sometimes limited to a particular sector or a geography, continue to recur. Some countries, including the United States, have adopted and/or are considering the adoption of more protectionist trades policies, a move away from the tighter financial industry regulations that followed the financial crisis, and/or substantially reducing corporate taxes. The exact shape of these policies is still being considered, but the equity and debt markets may react strongly to expectations of change, which could increase volatility, especially if the market’s expectations are not borne out. A rise in protectionist trade policies, and the possibility of changes to some international trade agreements, could affect the economies of many nations in ways that cannot necessarily be foreseen at the present time. In addition, geopolitical and other risks, including environmental and public health, such as wars, including, but not limited to, the current and evolving outbreak of hostilities between Russia and Ukraine, pandemics and epidemics, may add to instability in world economies and markets generally. Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic, political and/or financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected by such events.

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in December 2019 and has now been detected globally. This coronavirus has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

PORTFOLIO TURNOVER

Purchases and sales of portfolio securities may be made as considered advisable by the Adviser in the best interests of the shareholders. The Fund’s portfolio turnover rate may vary from year to year, as well as within a year. The Fund’s distributions of any net short-term capital gains realized from portfolio transactions are taxable to shareholders as ordinary income. In addition, higher portfolio turnover rates can result in corresponding increases in portfolio transaction costs for the Fund.

For reporting purposes, the Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. In determining such portfolio turnover, all securities whose maturities at the time of acquisition were one year or less are excluded. A 100% portfolio turnover rate would occur, for example, if all of the securities in the Fund’s investment portfolio (other than short-term money market securities) were replaced once during the fiscal year. Portfolio turnover will not be a limiting factor should the Adviser deem it advisable to purchase or sell securities.

For the fiscal years ended March 31, 2023 and 2022, the Fund’s portfolio turnover rate was 42% and 60%, respectively.

DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION

The Board of Trustees of the Trust has adopted policies and procedures for the Trust relating to disclosure of the Fund’s portfolio securities (the “Policy”). The Policy is designed to ensure disclosure of holdings information where necessary to the Trust’s operation or useful to the Fund’s shareholders without compromising the integrity or performance of the Fund.

Pursuant to applicable law, the Fund is required to disclose its complete portfolio holdings quarterly, within 60 days of the end of each fiscal quarter. The Fund will disclose a complete schedule of investments in each Semi-Annual Report and Annual Report to Shareholders or in holdings reports filed with the SEC on Form N-PORT. Semi-Annual and Annual Reports are available free of charge electronically or, if requested by a shareholder, in paper form. Holdings reports filed with the SEC on Form N-PORT are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov.

The Trust may share non-public holdings information of the Fund sooner than 60 days of the end of each fiscal quarter with the Adviser and other service providers to the Trust necessary for the Fund’s day-to-day operations, as set forth in the table below. In addition, the Trust may share non-public holdings information with mutual fund ranking and rating services, including Morningstar, Lipper, and Bloomberg. These service providers and other entities owe contractual, fiduciary, or other legal duties of confidentiality to the Trust or the Adviser that foster reasonable expectations that holdings information will not be misused. The Trust’s Officers may authorize disclosure of the Trust’s holdings portfolio information to service providers where such service provider needs information to fulfill its duties.

Name of Recipient	Frequency of Holdings Disclosure	Information Lag
ONEFUND, LLC (Adviser)	Daily	None
Ultimus Fund Solutions, LLC (Administrator)	Daily	None
U.S. Bank National Association (Custodian)	Daily	None
Cohen & Company, Ltd. (Independent Registered Public Accounting Firm)	As needed	None
Davis Graham & Stubbs LLP (Counsel)	As needed	None

The Trust may also disclose information about portfolio holdings to mutual fund evaluation services that agree not to disclose the information to third parties and that enter into a Confidentiality Agreement. Such Confidentiality Agreement provides, among other things, that non-public portfolio holdings information will be kept confidential and that such information will be used solely for the purpose of analysis and evaluation of the portfolio. Disclosures may be made to other third parties under a Confidentiality Agreement satisfactory to fund counsel and the Chief Compliance Officer (“CCO”). The Confidentiality Agreement prohibits anyone in possession of non-public holdings information from purchasing or selling securities based on such information, or from disclosing such information to other persons, except for those who are actually engaged in, and need to know, such information to perform services for the portfolio.

No compensation or other consideration is paid to or received by any party in connection with the disclosure of holdings information, including the Trust, the Adviser and its affiliates.

Pursuant to the Policy, the CCO may authorize exceptions and allow disclosures under other circumstances he or she deems appropriate. In addition, the Fund may disclose its holdings, as appropriate, in conformity with the foregoing principles. Compliance with the Policy (including the use of the portfolio holdings information) will be monitored by the CCO or his or her designee on a regular basis, and any violations constituting a “Material Compliance Matter” as defined under Rule 38a-1 of the 1940 Act will be reported by the CCO to the Board of Trustees.

MANAGEMENT

Board of Trustees Responsibilities. The management and affairs of the Trust are supervised by the Board under the laws of the State of Delaware and the 1940 Act. The Board is responsible for overseeing the Fund. The Board approves all significant agreements between the Fund and the persons or companies that furnish services to the Fund, including agreements with its distributor, Adviser, administrator, custodian and transfer agent. The day-to-day operation of the Fund is delegated to the Fund’s Adviser.

Trustees and Officers. The names of the Trustees of the Trust, their addresses, ages/date of birth, positions, principal occupation(s) during the past five years, number of portfolios in the fund complex overseen, and other directorships held by each Trustee are set forth below.

Name, Address and Age/Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Non-Interested Trustees
Lance J. Baller (born 1974)	Trustee	Indefinite; since January 18, 2006	President, Ultimate Investments Inc. (1995 – present); President, Baller Enterprises, Inc. (1993 – present); President, Baller Family Foundation (2014 – present); Secretary and Vice President, High Speed Aggregate, Inc., (2010 – present); President, Lakeview Village, Inc. (2010 – 2019); Secretary, HSA Bedrock LLC (2014 – present); Member, RM Investments, (2014 – 2017); President, High Speed Mining, LLC (2014 – present); Chairman, Iofina PLC (2014 – present); CEO and Director, Global Healthcare REIT (2015 – present); Vice President and Secretary, Empire Aggregate Inc. (2018 – present); President, Empire Leasing, Inc. (2018 – present); President, Titan Au, Inc. (2018 – present); Managing Member, Yukon Au LLC (2018 – present).	1	Co-Chairman, Eagle: XM; Director, Iofina PLC; Vice Chairman, NetAds International, Inc.; Director, Baylor Solar, (2014); Director, High Speed Mining (2014 – 2018); CEO and Director, Global Healthcare REIT (2015 – present); Director, Douglas County Soccer (2017 – present); Empire Au, Inc. (2018 – present); Director, GBB Management (2018 – present).

Vijoy P. Chattergy (born 1967)	Trustee	Indefinite; since April 3, 2020	President and Founder, VMLH, LLC, (2018–present); Chief Investment Officer, Employees’ Retirement System of the State of Hawai’i (2011 – 2018).	1	None

Interested Trustee
Michael Willis (born 1966)	Trustee	Indefinite; since January 18, 2006	President of ONEFUND, LLC (formerly, The Index Group, LLC) (2004 to present); Manager of Digital Funds, LLC (2021 to present).	1	None

*	Mr. Willis may be deemed an “interested person” of the Trust as that term is defined in the 1940 Act because of his ownership and control of the Adviser, and service as an officer of the Adviser.
**	The “Fund Complex” includes all series of the Trust and any other investment companies for which the Adviser provides investment advisory services (currently one).

The names of the officers, their addresses, ages, position(s) held with the Trust, and principal occupation(s) during the past five years are described in the table below.

Name, Address and Age/Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Michael Willis (born 1966)	President, Treasurer and Secretary	Indefinite; since January 18, 2006 (President), since November 25, 2009 (Treasurer and Secretary)	President of ONEFUND, LLC (formerly, The Index Group, LLC) (2004 to present); Manager of Digital Funds, LLC (2021 to present).
Randi Roessler (born 1981)	Chief Compliance Officer	Indefinite; since June 29, 2023	Director, PINE Advisor Solutions (March 2023 to present); Chief Compliance Officer, Davis Selected Advisers, L.P., the Davis Funds, Selected and Clipper Funds, the Davis Select Fundamental ETF Trust and Davis Distributors, LLC (January 2018 to February 2023).
Jesse D. Hallee (born 1976)	Assistant Secretary	Indefinite; since May 4, 2020	Senior Vice President and Associate General Counsel, Ultimus Fund Solutions, LLC (August 2022 to present); Vice President and Senior Managing Counsel, Ultimus Fund Solutions, LLC (June 2019 to August 2022); Vice President and Managing Counsel, State Street Bank and Trust Company (March 2013 to June 2019)

All communications to the Trustees and Officers of the Fund may be directed c/o ONEFUND Trust, 200 2nd Ave. South #737, St. Petersburg, FL 33701.

The Board believes that the significance of each Trustee’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Trustee may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Trustee, or particular factor, being indicative of the Board’s effectiveness. The Board determined that each of the Trustees is qualified to serve as a Trustee of the Trust based on a review of the experience, qualifications, attributes and skills of each Trustee. In reaching this determination, the Board has considered a variety of criteria, including, among other things: character and integrity; ability to review critically, evaluate, question and discuss information provided, to exercise effective business judgment in protecting shareholder interests and to interact effectively with the other Trustees, the Adviser, other service providers, counsel and the independent registered accounting firm (“independent auditors”); and willingness and ability to commit the time necessary to perform the duties of a Trustee. Each Trustee’s ability to perform his duties effectively is evidenced by his experience or achievements in the following areas, in no particular order of importance: management or board experience in the investment management industry or at companies or organizations in other fields, entrepreneurial experience, educational background and professional training; and experience as a Trustee of the Trust. Information discussing the specific experience, skills, attributes and qualifications of each Trustee which led to the Board’s determination that the Trustee should serve in this capacity is provided below.

Michael Willis. Michael G. Willis is Founder and President of the Adviser and ONEFUND Trust since 2004 and 2005, respectively. Mr. Willis has been the Lead Portfolio Manager for the Fund since its inception in 2015. He has been a portfolio manager for 1940 Act mutual funds for the past 15 years. [Mr. Willis is also the Founder and Manager of Digital Funds, LLC since 2021.] Prior to his association with the Adviser, Mr. Willis worked in the investment banking industry for UBS Financial Services, Paine Webber, & Smith Barney. Mr. Willis was chosen to serve as a Trustee based on his experience as founder of these companies and his Wall Street portfolio management experience.

Lance J. Baller. Mr. Baller was co-founder, CEO and President (2010-2013), CFO (2006-2013) of Iofina Plc since prior to his departure for health reasons in June 2013. Mr. Baller returned to Iofina plc as Chairman in April 2014. Mr. Baller has been the CEO of Global Healthcare REIT since 2015. Mr. Baller is the former managing partner of The Elevation Fund and Elevation Capital Management. Mr. Baller is the former managing partner of Shortline Equity Partners, Inc., a mid-market merger and acquisitions consulting and investment company in the United States. He has actively served on the investment, audit, corporate governance, and compensation committees, while on the board of directors of companies in Asia and North America. Mr. Baller is also a former vice president of mergers and acquisitions, financing and corporate development at Integrated Biopharma, Inc. and prior to this a vice president of the investment banking firms UBS AG and Morgan Stanley. He has served as Chairman to various companies and has led successful restructurings. He was chosen to serve as a Trustee of the Trust based on his business, financial services, investment management and accounting experience.

Vijoy P. Chattergy. Mr. Chattergy brings to the Board his investment management leadership expertise in public, private, and nonprofit sector financial services entities, covering equities, fixed income, foreign exchange, and alternatives asset classes. Mr. Chattergy is the President and Founder of VMLH, LLC, a consulting firm which provides strategic and practical advice to global asset managers. His professional experience includes work in the development of functional risk class portfolio design, risk management applications, and brand development. In addition, Mr. Chattergy has been selected to exclusive formal leadership programs spanning three decades and provides global and multi-cultural sensitivity and experience. He was chosen to serve as a Trustee of the Trust based upon his investment management leadership and experience.

Specific details regarding each Trustee’s principal occupations during the past five years are included in the table above. The summaries set forth above as to the experience, qualifications, attributes and/or skills of the Trustees do not constitute holding out the Board or any Trustee as having any special expertise or experience, and do not impose any greater responsibility or liability on any such person or on the Board as a whole than would otherwise be the case.

Board Composition and Leadership Structure

The Board currently consists of three individuals, one of whom is an Interested Trustee. The Board has appointed Michael G. Willis, an Interested Trustee, to serve in the role of Chairman. The Chairman’s role is to preside at all meetings of the Board and to act as a liaison with the Adviser, other service providers, counsel and other Trustees generally between meetings. The Chairman may also perform such other functions as may be delegated by the Board from time to time. Mr. Willis is also the President, Treasurer and Secretary of the Fund and the President of the Adviser. The Board has does not have a lead Independent Trustee. The Independent Trustees, acting collectively, seek to serve as a check and balance on the activities of the Interested Trustee.

Overall responsibility for oversight of the Fund rests with the Trustees. The Trust has engaged the Adviser to manage the Fund on a day-to day basis. The Board is responsible for overseeing the Adviser and other service providers in the operations of the Fund in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws and the Trust’s organizational documents. The Board meets at regularly scheduled quarterly meetings each year. In addition, the Board may hold special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings.

The Board believes that its structure facilitates the orderly and efficient flow of information to the Trustees from the Adviser and other service providers with respect to services provided to the Fund, potential conflicts of interest that could arise from these relationships and other risks that the Fund may face. The Board further believes that its structure allows all of the Trustees to participate in the full range of the Board’s oversight responsibilities. The Board believes that the orderly and efficient flow of information and the ability to bring each Trustee’s talents to bear in overseeing the Fund’s operations is important, in light of the size and complexity of the Fund and the risks that the Fund faces. The Board and its committees review their structure regularly, to help ensure that it remains appropriate as the business and operations of the Fund and the environment in which the Fund operates changes.

Board’s Role in Risk Oversight of the Fund

The Board oversees risk management for the Fund directly and, as to certain matters, through its committees. The Board exercises its oversight in this regard primarily through requesting and receiving reports from and otherwise working with the Fund’s senior officers (including, Mr. Willis and the Fund’s Chief Compliance Officer), the Fund’s independent auditors, legal counsel and personnel from the Fund’s other service providers. The Board has adopted, on behalf of the Fund, and periodically reviews with the assistance of the Fund’s Chief Compliance Officer, policies and procedures designed to address certain risks associated with the Fund’s activities. In addition, the Adviser and the Fund’s other service providers also have adopted policies, processes and procedures designed to identify, assess and manage certain risks associated with the Fund’s activities, and the Board receives reports from service providers with respect to the operation of these policies, processes and procedures as required and/or as the Board deems appropriate. The Board does not believe that a separate Risk Oversight Committee is necessary for effective risk oversight at this time, but intends to continuously evaluate how it assesses risk and will consider again in the future whether any changes to their current structure are prudent.

Committees

The Board has established an Audit Committee and a Nominating and Governance Committee.

The Audit Committee consists of the Independent Trustees. The members of the Audit Committee are not “interested persons” of the Trust as defined by the 1940 Act (“Independent Trustees”). The primary purpose of the Audit Committee is to oversee the accounting and financial reporting policies, practices and internal controls of the Trust. The Audit Committee is currently chaired by Lance J. Baller. The Audit Committee: (i) recommends to the Board of Trustees the selection, retention and compensation of an independent public accounting firm; (ii) annually reviews the scope of the proposed audit, the audit procedures to be utilized and the proposed audit fees; (iii) reviews the results of the annual audit with the independent auditors; (iv) reviews the annual financial statements of the Fund with management and the independent auditors; and (v) reviews the adequacy and effectiveness of internal controls and procedures with management and the independent auditors. The Audit Committee met two times during the fiscal year ended March 31, 2023.

The Trust also has a Nominating and Governance Committee that is comprised of the Independent Trustees. The Nominating and Governance Committee: (i) makes nominations for trustee membership on the Board; (ii) evaluates on a periodic basis the operations and effectiveness of the Board as a whole; (iii) periodically reviews the composition of the Board to determine whether it may be appropriate to add individuals with different backgrounds or skills from those already on the Board; (iv) periodically reviews Board governance procedures and shall recommend any appropriate changes to the full Board; and (v) periodically reviews trustee compensation and shall recommend any appropriate changes to the Board as a group. The Nominating and Governance Committee does not consider nominees recommended by shareholders. The Nominating and Governance Committee did not meet during the fiscal year ended March 31, 2023.

Trustee Share Ownership

The following tables provide the dollar range of equity securities beneficially owned by the Board as of December 31, 2022.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Independent Trustees:
Lance J. Baller	None	None
Vijoy P. Chattergy	None	None
Interested Trustee:
Michael G. Willis	None	None

None of the Independent Trustees own securities in the Adviser or the Distributor, nor do they own securities in any entity directly controlling, controlled by, or under common control with the Adviser or the Distributor.

Trustee Compensation*

The following table provides the total fees paid to Trustees by the Fund for the fiscal year ended March 31, 2023.

Name of Trustee	Aggregate Compensation from the Fund	Total Compensation from Fund and Fund Complex Paid to Trustees
Independent Trustees:
Lance J. Baller	$482.33	$482.33
Vijoy P. Chattergy	$482.36	$482.36
Interested Trustees:
Michael Willis	$0	$0

*	Trustees of the Trust not affiliated with the Adviser received from the Trust an annual retainer of 1/10 of 1 basis point of the average annual assets under management, paid quarterly. Trustees who are affiliated with the Adviser do not receive compensation from the Trust. All Trustees (Interested and Independent) are reimbursed for all out-of-pocket expenses (e.g., travel and lodging) relating to attendance at such meetings. The Trust has not adopted any pension or retirement plans for the officers or Trustees of the Trust. Therefore, there have been no currently estimated annual benefits upon retirement.

Except for the Chief Compliance Officer and the Assistant Secretary, none of the officers receive compensation from the Trust for their services.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

A principal shareholder is any person who owns of record or beneficially owns 5% or more of any class of the Fund’s outstanding equity securities. A control person is any person who owns beneficially or through controlled companies more than 25% of the voting securities of the Fund or acknowledges the existence of control.

The following table provides the name and address of any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund as of June 30, 2023:

Shareholder Name and Address	Percentage of Interest	Number of Shares
CHARLES SCHWAB & CO., INC. SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST. SAN FRANCISCO, CA 94105	55.79%	1,307,725.1690
TD AMERITRADE, INC. FBO/OUR CLIENTS PO BOX 2226 OMAHA, NE 68103	16.54%	387,743.2540
ETRADE SECURITIES LLC 476-57947-16 PO BOX 484 JERSEY CITY, NJ 07303-0484	12.21%	286,226.4310
ETRADE SECURITIES LLC 476-91436-13 PO BOX 484 JERSEY CITY, NJ 07303-0484	6.17%	144,740.9170

As of June 30, 2023, the Trustees and officers of the Trust as a group owned less than 1% of the Fund’s shares.

CODE OF ETHICS

The Trust, the Adviser and the Distributor each have adopted a code of ethics, as required by applicable law, which is designed to prevent affiliated persons of the Trust, the Adviser and the Distributor from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Fund (which may also be held by persons subject to a code). Such persons are prohibited from effecting certain transactions, allowed to effect certain exempt transactions, required to preclear certain transactions and to report certain transactions on a regular basis.

INVESTMENT ADVISER TO THE FUND

ONEFUND, LLC (the “Adviser”, formerly known as “The Index Group, LLC” and “the Index Group, Inc.”) serves as investment adviser to the Fund pursuant to an investment advisory contract (the “Investment Advisory Agreement”). The Adviser is located at 200 2nd Ave. South #737, St. Petersburg, FL 33701. The Adviser is majority-owned and controlled by Michael Willis, an interested Trustee of the Trust and the portfolio manager of the Fund. Mr. Willis also serves as Chairman and President of the Adviser.

Under the terms of the Investment Advisory Agreement, the Adviser serves as the investment adviser and makes the investment decisions for the Fund and continuously reviews, supervises and administers the investment program of the Fund, subject to the supervision of, and policies established by, the Trustees of the Trust. Under the terms of the Investment Advisory Agreement, the investment advisory services of the Adviser are not exclusive. The Adviser is free to render investment advisory services to others.

For its services, the Adviser is entitled to a fee, computed daily and paid monthly, equal on an annual basis to 0.25% of the Fund’s average daily net assets. During the past fiscal year ended March 31, 2023, the Adviser earned fees in the amount of $242,549 before management fee waivers and/or reimbursements in the amount of $385,114. During the fiscal year ended March 31, 2022, the Adviser earned fees in the amount of $228,567 before management fee waivers and/or reimbursements in the amount of $373,957. During the fiscal year ended March 31, 2021, the Adviser earned fees in the amount of $126,630 before management fee waivers and/or reimbursements in the amount of $311,008. The Investment Advisory Agreement was renewed most recently in March 2023. The Advisory Agreement continues in effect, unless sooner terminated, for successive one-year periods so long as it is approved annually. The Board or the Adviser may terminate the Investment Advisory Agreement upon sixty (60) days’ notice while the shareholders may terminate the Investment Advisory Agreement immediately.

The Adviser has agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement (excluding acquired fund fees and expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses) to 0.25% of the Fund’s average daily net assets for No Load Class Shares. The Adviser intends to reimburse Fund expenses no less frequently than on a quarterly basis, but there have been and there may continue to be instances where the Adviser reimburses Fund expenses on a less frequent basis. The expense limitation agreement is in effect through July 31, 2024. This agreement may not be terminated or modified by the Adviser prior to this date except with the approval of the Board.

PORTFOLIO MANAGEMENT INFORMATION

Michael Willis is responsible for the day-to-day management of the Fund. The Prospectus contains information about Mr. Willis and his management of the Fund. The sections below contain certain additional information about his compensation, his management of other accounts, and potential conflicts of interest.

Management of Other Accounts. As of March 31, 2023, Mr. Willis was primarily responsible for the day-to-day management of other accounts, as set forth in the table below.

The table below shows the number of other accounts managed by Mr. Willis, if any, and the total assets in the accounts in each of the following categories: registered investment companies, other pooled investment vehicles and other accounts. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance, if any.

	Other Accounts Managed / Total Assets in Accounts ($ in millions)			Other Accounts with Performance - Based Fees/ Total Assets in Accounts
	Other Registered Investment Companies (“RICs”)	Other Pooled Investment Vehicles (“PIVs”)	Other Accounts	Number & Type of Accounts in this Category	Total Assets in such Accounts, if any
Michael Willis	0 / $0	0 / $0	0 / $0M	0	$0

Portfolio Manager Compensation Structure

Mr. Willis is entitled to receive a base salary from the Adviser for his services in the various positions he holds with the Adviser, including his position as portfolio manager and President. In addition, Mr. Willis, as the principal shareholder of the Adviser, is entitled to receive a share of net profits earned by the Adviser. Mr. Willis does not receive any other form of compensation or benefits for his services to the Adviser.

Potential Conflicts of Interest. Since the Fund and other accounts that may be managed by Mr. Willis and the Adviser in the future could have similar investment strategies, there is a potential risk that Mr. Willis could favor one or more of the other accounts over the Fund. However, the Adviser has established policies and procedures governing brokerage practice and the allocation of trades, which are designed to seek to ensure that the purchase and sale of securities among various accounts managed by the Adviser are fairly and equitably allocated. The Adviser is not aware of any cases where the investment strategies employed for the other accounts managed by Mr. Willis and the Adviser would cause him to take positions on the contrary side of the market from the Fund, or otherwise contrary to the interests of the Fund.

Portfolio Manager Ownership of Securities

The table below identifies ownership of Fund securities by the Portfolio Manager as of March 31, 2023.

Portfolio Manager	Dollar Range of Equity Securities in the Fund Beneficially Owned
Michael G. Willis	None

PROXY VOTING POLICIES

The Fund has adopted Proxy Voting Policies that delegate the responsibility of voting proxies to the Adviser. The Proxy Voting Policies of the Fund and Adviser are attached as Appendix B and Appendix C respectively. These policies provide a general indication as to how the Adviser and will vote proxies relating to portfolio securities. However, the guidelines do not address all potential voting issues or the intricacies that may surround individual proxy votes. For that reason, there may be instances in which votes may vary from the guidelines presented. Notwithstanding the foregoing, the Adviser will always endeavor to vote proxies relating to portfolio securities in accordance with the Fund’s investment objective. The policies also describe the courses of action available to the Adviser when it determines that there is a material conflict of interest, including for example taking instruction from the Fund’s Board.

Information regarding how the Adviser voted proxies is available during the most recent 12-month period ended June 30 without charge (1) by calling the Fund at 1-844-464-6339; and (2) on the SEC’s website at www.sec.gov.

DISTRIBUTION OF FUND SHARES

The Trust has retained Ultimus Fund Distributors, LLC (“UFD”), 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246, to serve as principal underwriter for the shares of the Fund. UFD serves as distributor to the Fund pursuant to a Distribution Agreement (the “UFD Distribution Agreement”), that was last approved in March 2023, and continues in effect, if not terminated, for successive annual periods, provided such continuance is specifically approved at least annually by (i) the Trust’s Board of Trustees or (ii) the vote of a majority (as defined in the 1940 Act and Rule 18f-2 thereunder) of the outstanding voting securities of the Fund, and provided that in either event the continuance is also approved by a majority of the Trust’s Board of Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the UFD Distribution Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The UFD Distribution Agreement provides that UFD will use its best efforts to solicit orders for the sale of the Shares at the public offering price and may enter into selling agreements with selected dealers. UFD is not obligated to sell any specific amount of shares.

ADMINISTRATION, TRANSFER AGENT AND COMPLIANCE

Ultimus Fund Solutions, LLC (“UFS”) serves as transfer, dividend paying, and shareholder servicing agent for the Fund (the “Transfer Agent”) under a Master Services Agreement with the Trust (the “Master Services Agreement”). Under the Master Services Agreement, UFS is paid fees for its services and is reimbursed for certain out-of-pocket expenses. For the fiscal year ended March 31, 2023, the Fund paid $41,106 in transfer agent fees under the Master Services Agreement. For the fiscal year ended March 31, 2022, the Fund paid $18,329 in transfer agent fees under the Master Services Agreement. For the period from May 2, 2020 through March 31, 2021, the Fund paid $14,557 in transfer agent fees under the Master Services Agreement.

Prior to May 4, 2020, ALPS served as transfer, dividend paying, and shareholder servicing agent for the Fund under a Transfer Agency and Services Agreement with the Trust (the “ALPS Transfer Agency Agreement”). Under the ALPS Transfer Agency Agreement, ALPS was paid an annual base fee plus fees for open accounts and was reimbursed for certain out-of-pocket expenses. For the period from April 1, 2020 through May 1, 2020, the Fund paid $2,186 in fees under the ALPS Transfer Agency Agreement.

UFS provides administrative, fund accounting, and other services to the Fund under the Master Services Agreement. Under the Master Services Agreement, UFS is paid fees for its services and is reimbursed for certain out of pocket expenses. For the fiscal year ended March 31, 2023, the Fund paid $110,000 in administration and accounting fees under the Master Services Agreement. For the fiscal year ended March 31, 2022, the Fund paid $110,001 in administration and accounting fees under the Master Services Agreement. For the period from May 2, 2020 through March 31, 2021, the Fund paid $73,192 in administration and accounting fees under the Master Services Agreement.

Prior to May 4, 2020, ALPS Fund Services, Inc., 1290 Broadway, Suite 1100, Denver, CO 80203 (“ALPS”) provided administrative, fund accounting, and other services to the Fund under the Administration, Bookkeeping and Pricing Services Agreement with the Trust (the “ALPS Administration Agreement”). ALPS was also reimbursed by the Fund for certain out of pocket expenses. For the period from April 1, 2020 through May 1, 2020, the Fund paid $13,097 in fees under the ALPS Administration Agreement.

Effective as of June 29, 2023, PINE Advisors LLC (“PINE”) provides Chief Compliance Officer services to the Fund under a Services Agreement. Under the Services Agreement, PINE also provides services in monitoring and testing the policies and procedures of the Fund in conjunction with the requirements under Rule 38a-1 under the 1940 Act. PINE receives compensation for these services under the Services Agreement.

Prior to June 29, 2023, UFS provided Chief Compliance Officer services to the Fund under the Master Services Agreement. Under the Master Services Agreement, UFS also provided services in monitoring and testing the policies and procedures of the Fund in conjunction with the requirements under Rule 38a-1 under the 1940 Act. UFS received compensation for these services under the Master Services Agreement. For the fiscal years ended March 31, 2023 and March 31, 2022, the Fund paid $30,000 and $30,000, respectively, in Chief Compliance Officer service fees under the Master Services Agreement. For the period from May 2, 2020 through March 31, 2021, the Fund paid $27,536 in Chief Compliance Officer service fees under the Master Services Agreement.

Prior to May 2, 2020, ALPS provided Chief Compliance Officer services to the Fund under a Chief Compliance Officer Services Agreement with the Fund (the “ALPS CCO Agreement”). Under the ALPS CCO Agreement, ALPS also provided services in monitoring and testing the policies and procedures of the Fund in conjunction with the requirements under Rule 38a-1 under the 1940 Act. ALPS received compensation for these services under the ALPS CCO Agreement, which totaled $2,600 for the period from April 1, 2020 through May 1, 2020.

CUSTODIAN

U.S. Bank National Association (“U.S. Bank”), located at 1555 N. Rivercenter Dr., MK-WI-S302, Milwaukee, WI 53212, serves as the custodian for the Fund. As such, U.S. Bank holds in safekeeping certificated securities and cash belonging to the Fund and, in such capacity, is the registered owner of securities in book-entry form belonging to the Fund. Upon instruction, U.S. Bank receives and delivers cash and securities of the Fund in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities. U.S. Bank also maintains certain accounts and records of the Fund. Sub-custodians provide custodial services for any foreign assets held outside of the United States.

COUNSEL

Davis Graham & Stubbs LLP, located at 1550 Seventeenth Street, Suite 500, Denver, CO 80202, serves as counsel to the Trust. Moye White LLP, located at 1400 16th Street, 6th Floor, Denver, Colorado 80202, serves as counsel to the Independent Trustees.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd. serves as the Independent Registered Public Accounting Firm for the Trust. Cohen & Company, Ltd. provides audit and tax services, and assistance and consultation in connection with certain SEC filings, and is located at 342 North Water Street, Suite 830, Milwaukee, Wisconsin 53202.

EXPENSES

The Fund bears all costs of its operations, other than expenses specifically assumed by the Adviser or Distributor. The costs borne by the Fund include legal and accounting expenses, Trustees’ fees and expenses, insurance premiums, custodian and transfer agent fees and expenses, expenses incurred in acquiring or disposing of the Fund’s portfolio securities, expenses of registering and qualifying the Fund’s shares for sale with the SEC and with various state securities commissions, expenses of obtaining quotations on the Fund’s portfolio securities and pricing of the Fund’s shares, expenses of maintaining the Fund’s legal existence and of shareholders’ meetings, and expenses of preparing and distributing to existing shareholders reports, proxies and prospectuses.

DETERMINATION OF NET ASSET VALUE

The net asset value (“NAV”) per share for the Fund is determined as of the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern Time) on each day that the Exchange is open and on such other days as the Board of Trustees determines (together, the “Valuation Time”). However, to the extent that the Fund’s investments are traded in markets that are open when the New York Stock Exchange is closed, the value of the Fund’s investments may change on days when shares cannot be purchased or redeemed.

The Fund will not compute net asset value on customary business holidays, including New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The Fund reserves the right to not determine net asset value when: (i) the Fund has not received any orders to purchase, sell or exchange shares and (ii) changes in the value of that Fund’s portfolio do not affect that Fund’s net asset value.

The net asset value per share of a class is computed by adding the value of all securities and other assets in the Fund’s portfolio allocable to such class, deducting any liabilities allocable to such class and any other liabilities charged directly to that class and dividing by the number of shares outstanding in such class.

Securities held by the Fund for which market quotations are readily available are valued at current market value as of Valuation Time. Equity securities are valued at the last quoted sale price, or if there is no sale price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange in which each security trades.

Debt and other fixed income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service, the use of which has been approved by the Fund’s Board of Trustees. Short term debt securities such as commercial paper and U.S. treasury bills, having a remaining maturity of 60 days or less are considered to be “short term” and are valued at amortized cost which approximates market value. The pricing service activities and results are reviewed by an officer of the Fund.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Fund’s investment advisor, as the “valuation designee” (as defined in Rule 2a-5 under the Investment Company Act of 1940, as amended), are valued at fair value under procedures utilized by the valuation designee. Fair value determinations are required for securities whose value is affected by a significant event that will materially affect the value of a domestic or foreign security and which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades but prior to the calculation of the Fund’s NAV.

Generally, trading in foreign securities markets is completed each day at various times prior to the Valuation Time. Due to the time differences between the closings of the relevant foreign securities exchanges and the Valuation Time for the Fund, the Fund will fair value its foreign investments when the market quotations for the foreign investments either are not readily available or are unreliable and, therefore, do not represent fair value. When fair value prices are utilized, these prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the Fund’s foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the valuation designee has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair valuation of portfolio securities may occur on a daily basis. The fair value pricing by the Trust utilizes data furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments). The fair value prices of portfolio securities generally will be used when it is determined that the use of such prices will have an impact on the net asset value of the Fund. When the Fund uses fair value pricing, the values assigned to the Fund’s foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.

Expenses and fees, including advisory fees, are accrued daily and are taken into account for the purpose of determining the net asset value of the Fund’s shares.

PORTFOLIO TRANSACTIONS

Investment decisions for the Fund are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day’s transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in the opinion of the Adviser, is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

The Fund has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Trust’s Board of Trustees, the Adviser, as appropriate, is primarily responsible for portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Fund to obtain the best results taking into account, the broker-dealer’s general execution and operational facilities, the type of transaction involved and other factors such as the dealer’s risk in positioning the securities. While the Adviser generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available.

Purchases and sales of securities of other investment companies will often be principal transactions in the case of debt securities and equity securities traded otherwise than on an exchange. The purchase or sale of ETFs will frequently involve the payment of a commission to a broker-dealer who effects the transaction on behalf of the Fund. Generally, shares of other funds are purchased and sold without sales charges and therefore do not involve brokerage commissions.

The Adviser may, in circumstances in which two or more broker-dealers are in a position to offer comparable results, give preference to a dealer which has provided statistical or other research services to the Adviser. By allocating transactions in this manner, the Adviser is able to supplement its research and analysis with the views and information of securities firms. These items, which in some cases may also be purchased for cash, include such matters as general economic and securities market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities.

Some of these services are of value to the Adviser in advising its clients (including the Fund), although not all of these services are necessarily useful and of value in managing the Fund. The management fees paid by the Fund are not reduced because the Adviser or its affiliates receive such services.

As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), the Adviser may cause the Fund to pay a broker-dealer which provides “brokerage and research services” (as defined in the 1934 Act) to the Adviser an amount of disclosed commission for effecting a securities transaction for the Fund in excess of the commission which another broker-dealer would have charged for effecting that transaction.

Consistent with the Rules of the National Association of Securities Dealers, Inc. and the Financial Industry Regulatory Authority, and subject to seeking the most favorable price and execution available and such other policies as the Trustees may determine, the Adviser may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

During the fiscal years ended March 31, 2023, 2022 and 2021, the Fund paid $7,879, $10,633, and $14,095, respectively, in brokerage commissions. The variances in brokerage commissions paid by the Fund during these periods were primarily attributable to market volatility. During the fiscal year ended March 31, 2023, the Fund did not pay brokerage commissions to brokers providing research services to the Fund.

As of March 31, 2023, the Fund did not hold securities issued by “regular broker-dealers” of the Fund, as defined in the 1940 Act.

PURCHASE OF SHARES

The following information supplements and should be read in conjunction with the sections in the Fund’s Prospectuses entitled “Purchasing and Adding to Your Shares” and “Distribution Arrangements.” The Prospectus contains a general description of how investors may buy shares of the Fund. When purchasing shares, you must specify which class is being purchased.

Shares may be purchased through the Distributor, Servicing Agents or through securities brokers that have entered into a dealer agreement with the Distributor (“Securities Brokers”). Shares may be purchased at their net asset value next determined after an order is transmitted to and accepted by the Transfer Agent or is received by a Servicing Agent or a Securities Broker if it is transmitted to and accepted by the Transfer Agent. Purchases are effected on the same day the purchase order is received by the Transfer Agent provided such order is received prior to 4:00 p.m., New York time, on any business day. Following an initial period, the Trust intends the Fund to be as fully invested at all times as is reasonably practicable in order to enhance the yield on its assets. Each Servicing Agent or Securities Broker is responsible for and required to promptly forward orders for shares to the Distributor or Transfer Agent.

All purchase payments are invested in full and fractional shares. The Trust reserves the right to cease offering shares for sale at any time or to reject any order for the purchase of shares.

While there is no sales charge on purchases of the Fund’s shares, the Distributor may receive fees from the Fund, such as those under the Distribution Plan. Other funds which have investment objectives similar to those of the Fund but which do not pay some or all of such fees from their assets may offer a higher yield.

An investor may purchase shares through the Fund when directly purchased through the Transfer Agent or by authorizing his Servicing Agent to purchase such shares on his behalf through the Distributor or Transfer Agent.

Shares of the Fund are offered on a continuous basis at net asset value by the Distributor as an investment vehicle for institutions, corporations, fiduciaries and individuals.

From time to time dealers who receive dealer discounts and broker commissions from the Distributor may allow all or a portion of such dealer discounts and broker commissions to other dealers or brokers. The Distributor may also provide additional compensation to dealers in connection with sales of shares of the Fund. Dealers may not use sales of the Fund’s shares to qualify for the compensation to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc. None of the aforementioned compensation is paid for by the Fund or its shareholders.

Stock certificates will not be issued with respect to the shares. The Transfer Agent shall keep accounts upon the book of the Trust for record holders of such shares.

Automatic Investment Plan

The Trust offers a plan for regularly investing specified dollar amounts ($100 minimum in monthly, quarterly, semi-annual or annual intervals, which is the minimum subsequent investment amount for the Automatic Investment Plan only) in the Fund. If an Automatic Investment Plan is selected, subsequent investments will be automatic and will continue until such time as the Trust and the investor’s bank are notified in writing to discontinue further investments. Due to the varying procedures to prepare, process and forward the bank withdrawal information to the Trust, there may be a delay between the time of bank withdrawal and the time the money reaches the Fund. The investment in the Fund will be made at the net asset value per share determined on the business day that both the check and the bank withdrawal data are received in required form by the Transfer Agent. Further information about the plan may be obtained from UFS at the telephone number listed on the back cover.

For further information on how to purchase shares from the Distributor, an investor should contact the Fund.

Through a Servicing Agent or a Securities Broker

Shares are being offered to the public, to customers of a Servicing Agent and to customers of a securities broker that has entered into a dealer agreement with the Distributor. Servicing Agents and securities brokers may offer services to their customers, including specialized procedures for the purchase and redemption of shares, such as pre-authorized or automatic purchase and redemption programs. Each Servicing Agent and securities broker may establish its own terms, conditions and charges, including limitations on the amounts of transactions, with respect to such services. Charges for these services may include fixed annual fees, account maintenance fees and minimum account balance requirements. The effect of any such fees will be to reduce the net return on the investment of customers of that Servicing Agent or securities broker. Conversely, certain Servicing Agents may (although they are not required by the Trust to do so) credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees received by the Servicing Agent from the Fund, which will have the effect of increasing the net return on the investment of such customers of those Servicing Agents.

Servicing Agents and securities brokers may transmit purchase payments on behalf of their customers by wire directly to the Fund’s custodian bank by following the procedures described above.

For further information on how to direct a securities broker or a Servicing Agent to purchase shares, an investor should contact his securities broker or his Servicing Agent.

By Automated Clearing House (“ACH”)

Shares may be purchased through a depository institution that is an Automated Clearing House (“ACH”) member. This purchase option can be established by completing the appropriate sections of the Account Application or Account Options Form. Your bank or broker may charge for this service. You may not use ACH transactions for your initial purchase of Fund shares.

REDEMPTION OF SHARES

A shareholder may redeem all or any portion of the shares in his account at any time at the net asset value next determined after a redemption order in proper form is furnished by the shareholder to the Transfer Agent, with respect to shares purchased directly through the Fund when directly purchased through the Transfer Agent, or to his securities broker or his Servicing Agent, and is transmitted to and received by the Transfer Agent. All shares may be redeemed without charge. Redemptions are effected on the same day the redemption order is received by the Transfer Agent provided such order is received prior to 4:00 p.m., New York time, on any business day. Shares redeemed earn dividends up to and including the day prior to the day the redemption is effected.

The Fund charges a 0.25% redemption fee to shareholders who purchase shares and redeem shares within a 30-day period. To deter market timing, the Fund and the Adviser reserve the right to reject or restrict purchase or exchange requests from any investor. The Fund defines excessive trading as a purchase and redemption of the same Fund within a 30-day period.

The proceeds of a redemption are normally paid from the Fund in U.S. dollars on the next business day following the date on which the redemption is effected, but in any event within seven days. The right of any shareholder to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed during any period in which the New York Stock Exchange (“NYSE”) is closed (other than weekends or holidays) or trading on the NYSE is restricted or, to the extent otherwise permitted by the 1940 Act, if an emergency exists. Due to the proportionately higher costs of servicing accounts with lower balances, accounts maintaining a balance under $25,000 will be charged a $20 maintenance fee annually in December. If your account falls below $1,000 for any reason, the Fund may ask you to increase your balance. If it is still below $1,000 after 90 days, the Fund may close your account and send you the proceeds at the current NAV. If the shareholder designates an Automatic Investment Plan the $20 annual maintenance fee is waived. A shareholder will be allowed to make additional investments prior to the date fixed for redemption to avoid liquidation of the account.

Unless shares have been purchased directly from the Fund when directly purchased through the Transfer Agent, a shareholder may redeem shares only by authorizing his securities broker, if applicable, or his Servicing Agent to redeem such shares on his behalf (since the account and records of such a shareholder are established and maintained by his securities broker or his Servicing Agent). For further information as to how to direct a securities broker or a Servicing Agent to redeem shares, a shareholder should contact his securities broker or his Servicing Agent.

It is anticipated that the Fund will meet redemption requests through the sale of portfolio assets or from its holdings in cash or cash equivalents. The Fund may use the proceeds from the sale of portfolio assets to meet redemption requests if consistent with the management of the Fund. These redemption methods will be used under normal circumstances and may also be used in stressed or abnormal market conditions, including circumstances adversely affecting the liquidity of the Fund’s investments, in which case the Fund may be more likely to be forced to sell its holdings to meet redemptions than under normal market conditions.

It is currently the Trust’s policy to pay for all redemptions in cash, however, the Trust retains the right to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of readily marketable securities held by the Fund in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. A shareholder will at all times be entitled to aggregate cash redemptions from all funds of the Trust up to the lesser of $250,000 or 1% of the Trust’s net assets during any 90-day period.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the NYSE is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of the Fund’s securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of the Fund for any period during which the NYSE, the Adviser, the Administrator and/or the Custodian are not open for business.

The Trust reserves the right to waive any minimum investment requirements or sales charges for immediate family members of the Trustees or officers of the Trust or employees of the Adviser. “Immediate family” means a spouse, mother, father, mother-in-law, father-in-law or children (including step-children) age 21 years or under.

Systematic Withdrawal Plan

Any shareholder with an aggregate value of $10,000 or more, may establish a Systematic Withdrawal Plan under which they redeem at net asset value the number of full and fractional shares which will produce the monthly, quarterly, semi-annual or annual payments specified (minimum $100 per payment). Depending on the amounts withdrawn, systematic withdrawals may deplete the investor’s principal. Investors contemplating participation in this Plan should consult their tax advisors. No additional charge to the shareholder is made for this service; however, if systematic withdrawals cause an account to fall below $10,000, a maintenance fee of $15 (imposed annually in December) will be charged to the account.

Redemption of Shares Purchased Directly through the Fund’s Transfer Agent

Redemption by Letter. Redemptions may be made by letter to the Transfer Agent specifying the dollar amount or number of shares to be redeemed, account number and the Fund. The letter must be signed in exactly the same way the account is registered (if there is more than one owner of the shares, all must sign). In connection with a written redemption request for amounts greater than $50,000, all signatures of all registered owners or authorized parties must be medallion signature guaranteed by an Eligible Guarantor Institution, which includes a domestic bank, broker, dealer, credit union, national securities exchange, registered securities association, clearing agency or savings association. The Fund’s transfer agent, however, may reject redemption instructions if the guarantor is neither a member nor a participant in a signature guarantee program (currently known as “STAMP”, “SEMP”, or “NYSE MPS”). Corporations, partnerships, trusts or other legal entities may be required to submit additional documentation.

Redemption by Wire or Telephone. An investor may redeem shares of the Fund by wire or by telephone if he has checked the appropriate box on the Account Application or completed the Account Options Form. Redemption requests for amounts greater than

$50,000 should be made in writing and will require a medallion signature guarantee (See section “Signature Guarantees” in Prospectus). These redemptions may be paid from the applicable Fund by wire or by check. The Trust reserves the right to refuse telephone wire redemptions and may limit the amount involved or the number of telephone redemptions. The telephone redemption procedure may be modified or discontinued at any time by the Trust.

The Trust employs reasonable procedures to confirm that instructions communicated by telephone are genuine. For instance, the following information must be verified by the shareholder or securities broker at the time a request for telephone redemption is affected: (1) shareholder’s account number; (2) shareholder’s social security number; and (3) name and account number of shareholder’s designated securities broker or bank. If the Trust fails to follow these or other established procedures, it may be liable for any losses due to unauthorized or fraudulent instructions.

DIVIDENDS AND DISTRIBUTIONS

For the Fund, the Trust intends to declare all of the Fund’s net investment income on at least an annual basis as a dividend to the Fund’s shareholders. Generally, the Fund’s net investment income consists of the interest and dividend income it earns, less expenses. In computing interest income, premiums are not amortized nor are discounts accrued on long-term debt securities in the Fund, except as required for federal income tax purposes.

The Fund’s net realized capital gains, if any, are distributed to shareholders annually. Additional distributions are also made to the Fund’s shareholders to the extent necessary to avoid application of the 4% non-deductible federal excise tax on certain undistributed income and net capital gains of regulated investment companies. Shares begin accruing dividends on the day they are purchased. The Fund distributes dividends on a semi-annual basis. Unless a shareholder elects to receive dividends in cash (subject to the policies of the shareholder’s Servicing Agent or securities broker), dividends are distributed in the form of additional shares of the Fund at the rate of one share (and fraction thereof) of the Fund for each one dollar (and fraction thereof) of dividend income.

ADDITIONAL FEDERAL INCOME TAX INFORMATION

This section provides additional information solely concerning U.S. federal income taxes. It is based on the Code, applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as of the date of this SAI, and all of which are subject to change, including changes with retroactive effect. The following does not address any state, local or foreign or estate or gift tax matters.

This section is for the general information of shareholders, who are U.S. persons that are subject to U.S. federal income tax. For purposes of this discussion, U.S. persons are: (i) U.S. citizens or residents, (ii) U.S. corporations, (iii) an estate whose income is subject to U.S. federal income taxation regardless of its source, or (iv) a trust, if a court within the United States is able to exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions, or if the trust has a valid election in effect under applicable Treasury Regulations to be treated as a U.S. person. Except where expressly noted, this discussion does not address issues of significance to U.S. persons in special situations such as: (i) certain types of tax-exempt organizations, (ii) shareholders holding shares through tax-advantaged accounts (such as 401(k) plan accounts or individual retirement accounts), (iii) shareholders holding investments through foreign institutions (financial and non-financial), (iv) financial institutions, (v) broker-dealers, (vi) entities not organized under the laws of the United States or a political subdivision thereof, (vii) shareholders holding shares as part of a hedge, straddle or conversion transaction, and (viii) shareholders who are subject to the U.S. federal alternative minimum tax or the U.S. federal corporate minimum tax, and (ix) insurance companies.

If a pass-through entity (including for this purpose any entity treated as a partnership or S corporation for U.S. federal income tax purposes) is a beneficial owner of shares, the tax treatment of a owner of the pass-through entity will generally depend upon the status of the partner and the activities of the partnership. Pass-through entities that are considering the purchase of shares should consult their own tax advisers regarding the U.S. federal income tax consequences of the purchase, ownership and disposition of shares.

Shareholders and prospective shareholders are urged to consult with their own tax advisers as to the particular U.S. federal tax consequences to them of an investment in the Fund, as well as the applicability and effect of any state, local or foreign laws, and the effect of possible changes in applicable tax laws.

Taxation of the Fund

The Fund has qualified and elected to be treated as a regulated investment company under Subchapter M of the Code and intends to continue to so qualify, which requires compliance with certain requirements concerning the sources of its income, diversification of its assets, and the amount and timing of its distributions to shareholders. By so qualifying, the Fund should not be subject to federal income or excise tax on its investment company taxable income or net capital gain, which are distributed to shareholders in accordance with the applicable timing requirements.

To be treated as a regulated investment company, the Fund must (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, net income from certain publicly traded partnerships and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund’s assets is represented by cash and cash items (including receivables), U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of the Fund’s assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of (other than U.S. government securities or the securities of other regulated investment companies) any one issuer, two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses, or the securities of certain publicly traded partnerships, and (c) distribute with respect to each taxable year an amount equal to or exceeding the sum of (i) 90% of its investment company taxable income, as defined in the Code (which generally includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid, and (ii) 90% of its tax-exempt interest income, net of expenses allocable thereto.

With respect to (a) above, the Internal Revenue Service (“IRS”) may limit qualifying income from foreign currency gains and from certain derivatives to the amount of such income that is directly related to a regulated investment company’s principal business of investing in stock or securities pursuant to regulations that may be promulgated in the future.

For purposes of meeting the diversification requirement described in (b) above, in the case of the Fund’s investment in loan participations, the issuer may be the financial intermediary or the borrower. The requirements for qualification as a regulated investment company may significantly limit the extent to which each Fund may invest in some investments.

To the extent that it qualifies for treatment as a regulated investment company, the Fund will not be subject to U.S. federal income tax on income distributed to its shareholders in a timely manner in the form of dividends (including capital gain dividends, defined below). In certain situations, the Fund can cure failures to meet the income and diversification tests described above, including, in some cases, by paying a Fund-level tax and, in the case of diversification failures, disposing of certain assets.

There is no assurance that the IRS will not challenge the Fund’s status as a regulated investment company, or that, if it were to do so, it would not prevail. If the Fund were to fail to qualify as a regulated investment company in any year, then the Fund would be subject to federal income tax on its net income and capital gains at regular corporate income tax rates (without a deduction for distributions to shareholders). When distributed, that income would also be taxable to shareholders as an ordinary dividend (or, in some cases, qualified dividend income) to the extent attributable to the Fund’s earnings and profits. If the Fund were to fail to qualify as a regulated investment company and became subject to federal income tax, any shareholder would be subject to the risk of diminished investment returns. To qualify again to be taxed as a regulated investment company that is accorded special tax treatment in a subsequent year, the Fund could be required to pay substantial taxes, penalties and interest and make substantial distributions, which may be taxed to shareholders as either ordinary income or qualified dividend income. In addition, if the Fund fails to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, to be subject to taxation on such built-in gain recognized for a period of five years, in order to qualify as a regulated investment company in a subsequent year.

As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income if any, that the Fund distributes to shareholders on a timely basis or on its net capital gains (that, is any net long-term capital gains in excess of net short-term capital losses) properly reported by the Fund in a written statement to shareholders as capital gain dividends (“capital gain dividends”). The Fund intends to distribute substantially all of its investment company taxable income and to distribute all of its net capital gains in a taxable year after offsetting any capital loss carryforwards. If the Fund does retain any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. However, the Fund may elect to have certain dividends paid after the close of a tax year treated as having been paid during the tax year for purposes of the regulated investment company distribution requirements and for purposes of determining its taxable income (“spill-back dividends”). Spill-back dividends are taxed to shareholders in the year in which they are received.

If the Fund retains any net capital gain, it will also be subject to tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gains in a notice to its shareholders who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and (iii) will be entitled to obtain a refund of the excess, if any, of their allocable share of the tax paid by the Fund on such undistributed amount over the shareholder’s tax liability on such amount. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

Generally, the excess (if any) of the Fund’s net short-term capital loss over the net long-term capital gain for a taxable year will carry over as a short-term capital loss arising on the first day of the next tax year. In addition, the excess (if any) of the Fund’s net long-term capital loss over the net short-term capital gain for the year will carry over as a long-term capital loss arising on the first day of the next tax year. Unused capital losses realized in taxable years may be carried forward indefinitely until they are used to offset capital gains.

If future capital gains are offset by carried-forward capital losses, such future capital gains will not be subject to Fund-level federal income tax, regardless of whether they are distributed to shareholders. However, distributions of capital gains offset by carried-forward capital losses are generally treated as return-of-capital distributions to shareholders. The Fund cannot carry back or carry forward any net operating losses.

The Fund may be limited under Code Section 382 in its ability offset its taxable income by capital loss carryforwards and net unrealized built-in losses after an “ownership change” of the Fund. The term “net unrealized built-in losses” refers to the excess, if any, of the Fund’s aggregate adjusted basis in its assets immediately before an ownership change, over the fair market value of such assets at such time, subject to a de minimis rule. The Fund would experience an ownership change under Code Section 382 if and when 5-percent shareholders of the Fund increase their ownership by more than 50 percentage points in the aggregate over their respective lowest percentage ownership of Fund shares in a 3-year period. Under Code Section 382, if the Fund experiences an ownership change, the Fund may use its pre-change tax capital loss carryforwards and net unrealized built-in losses in a year after the ownership change generally only up to the product of the fair market value of the Fund’s equity immediately before the ownership change and a certain interest rate published monthly by Treasury known as the applicable long-term tax-exempt rate. The foregoing limitation on the use of pre-ownership change net unrealized built-in losses only applies for a period of five years after the ownership change, while the foregoing limitation on the use of pre-ownership change capital loss carryforwards lasts indefinitely.

The Fund may elect to treat any post-October capital loss (defined as the net capital loss, net long-term capital loss, or net short-term capital loss, as applicable, in each case attributable to the portion of the taxable year after October 31) and late-year ordinary loss (generally, (i) net ordinary losses from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31, plus (ii) other net ordinary losses attributable to the portion of the taxable year after December 31) as if incurred in the succeeding taxable year.

If the Fund fails to distribute in a calendar year at least an amount equal to the sum of 98% of its ordinary income for such year and 98.2% of its net capital gain income for the one year period ending on October 31 of such year, plus any retained amounts of income from the prior year, the Fund will be subject to a non-deductible excise tax on the undistributed amounts. For these purposes, ordinary gains and losses from the sale, exchange or other taxable disposition of property that would be properly taken into account after October 31 are treated as arising on January 1 of the following calendar year. A dividend paid to shareholders in January of a year generally is deemed to have been paid on December 31 of the preceding year, if the dividend is declared and payable to the shareholders of record on a date in October, November or December of that preceding year.

The Fund intends to make distributions sufficient to avoid imposition of the excise tax, although there can be no assurance that it will be able to do so. Moreover, the Fund reserves the right to pay an excise tax rather than make an additional distribution when circumstances warrant (for example, the amount of excise tax to be paid is deemed de minimis by the Fund).

Equalization Accounting

Under current law, the Fund is permitted to treat on its tax return as dividends paid the portion of redemption proceeds paid to redeeming shareholders that represents the redeeming shareholders’ portion of the Fund’s accumulated earnings and profits. This practice, called tax “equalization,” would reduce the amount of income and/or gains that the Fund is required to distribute as dividends to non-redeeming shareholders. This practice is not available if the Fund is treated as a “personal holding company” for federal income tax purposes. The total return on a shareholder’s investment would generally not be reduced as a result of the Fund’s use of this practice. If the IRS were to determine that the Fund’s equalization method is improper and that the Fund has under-distributed its income and gain for any taxable year, the Fund may be liable for federal income and/or excise tax.

Personal Holding Company

If the Fund is a “personal holding company” and fails to distribute (or to be treated as distributing) all of its investment company taxable income, the Fund may also be subject to a 20% nondeductible tax on its “undistributed personal holding company income.” The

Fund would generally be a personal holding company for a taxable year if five or fewer individuals own more than 50% of its outstanding shares at any time in the last half of the taxable year. The term “individual” for this purpose includes private foundations and certain trusts. The Fund does not expect to be subject to the tax on undistributed personal holding company income, although there can be no assurance that this will never occur.

Taxation of Fund Distributions

Distributions of taxable net investment income and the excess of net short-term capital gain over net long-term capital loss are taxable to shareholders as ordinary income. Distributions of net capital gain (“capital gain dividends”) generally are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of the Fund have been held by such shareholders. The maximum long-term capital gain rate applicable to individuals is generally 20% (in addition to the 3.8% Medicare surtax tax described below).

The Fund may designate certain dividends as derived from “qualified dividend income,” which, when received by an individual or other non-corporate shareholder, will be taxed at the rates applicable to long-term capital gain. Dividend income distributed to individual or other non-corporate shareholders will qualify as “qualified dividend income” as that term is by the Code to the extent such distributions are attributable to income from the Fund’s investments in common and preferred stock of U.S. companies and stock of certain qualified foreign corporations provided that certain holding period and other requirements are met by both the Fund (with respect to the stock of the corporation paying the dividend) and its shareholders (with respect to the Fund’s shares).

If the Fund makes a distribution in excess of its current and accumulated “earnings and profits” in any taxable year, the excess distribution will be treated as a return of capital to the extent of a shareholder’s tax basis in the shareholder’s shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s basis in the shareholder’s shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of such shares.

Under the Code, the Fund will be required to report to the IRS all distributions of taxable income and net realized capital gains. Distributions of taxable net investment income and net capital gain will be taxable as described above whether received in additional cash or shares (and even if paid from income or gains earned by the Fund before a shareholder invested in the Fund). Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.

All distributions of taxable net investment income and net capital gain, whether received in shares or in cash, must be reported by each taxable shareholder on his or her federal income tax return. Dividends or distributions declared in October, November or December as of a record date in such a month, if any, will be deemed to have been received by shareholders on December 31, if paid during January of the following year. Redemptions of shares may result in tax consequences (gain or loss) to the shareholder and are also subject to these reporting requirements.

Section 163(j) of the Code generally limits the deductibility of business interest to the sum of the taxpayer’s business interest income and 30% of its adjusted taxable income. Certain small businesses are exempt from such limitations. Under Treasury Regulations, if the Fund, as a regulated investment company, earns business interest income, the Fund would be permitted to pay section 163(j) interest dividends to its shareholders. A shareholder that receives a section 163(j) interest dividend generally may treat the dividend as interest income for purposes of Code Section 163(j) if certain holding period requirements are met. Generally, the shareholder must have held the fund shares for more than 180 days during the 361-day window beginning 180 days before the ex-dividend date, and the shareholder must not be obligated (under a short sale or otherwise) to make related payments with respect to substantially similar or related property.

Redemption of Shares

A redemption of the Fund’s shares by a shareholder will result in the recognition of taxable gain or loss in an amount equal to the difference between the amount realized and the shareholder’s tax basis in the Fund shares. Such gain or loss is treated as a capital gain or loss if the shares are held as capital assets. However, any loss realized upon the redemption of shares within six months from the date of their purchase will be treated as a long-term, rather than a short-term, capital loss to the extent of any amounts treated as capital gain dividends during such six-month period. All or a portion of any loss realized upon the redemption of shares may be disallowed as a deduction to the extent that substantially identical shares of the Fund are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption. If a loss deduction is disallowed under this rule, the basis in the substantially identical stock acquired within such period will be adjusted to permit the loss to be recognized (or gain reduced) on a later sale of the substantially identical shares. The deductibility of capital losses is subject to limitations.

Special Tax Considerations

Financial Products

The Fund’s investments in options, futures contracts, hedging transactions, forward contracts, stripped securities, repurchase agreements, swaps and certain other transactions may be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income recognized by the Fund, defer Fund losses, cause adjustments in the holding periods of Fund securities, convert capital gain into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character distributions to Fund shareholders.

Some of the Fund’s investments, such as certain option transactions and futures transactions in foreign currency contracts that are traded in the interbank market, may be “section 1256 contracts.” Gains and losses on section 1256 contracts are generally treated as 60% long-term capital and 40% short-term capital, although certain foreign currency gains and losses from such contracts may be treated as entirely ordinary in character. Section 1256 contracts held by the Fund at the end of a taxable year are “marked to market” for income tax purposes, meaning that unrealized gains or losses are treated as though they were realized (and treated on the 60/40 basis described above).

Certain positions undertaken by the Fund may constitute “straddles” for U.S. federal income tax purposes. The straddle rules may affect the character of gains or losses realized by the Fund. Losses realized by the Fund that are part of a straddle may be deferred beyond the point in time that they are realized. The straddle rules, if applicable, could increase the amount of short-term capital gain realized by the Fund which is taxed as ordinary income when distributed to shareholders. Certain income tax elections that the Fund may make with respect to straddles could affect the character and timing of recognition of gains and losses.

Rules governing the tax aspects of notional principal contracts in which the Fund may invest are not clear in various respects. As a result, the IRS could challenge the Fund’s methods of accounting for such contracts for tax purposes, and such a challenge could affect the status of the Fund as a regulated investment company.

The Fund may make short sales of securities. Short sales may increase the amount of short-term capital gains realized by the Fund, which is taxed as ordinary income to the shareholders when distributed. Short sales may also constitute “constructive sales,” in certain circumstances, which would result in taxable income before the short-sale positions are terminated.

Certain of the Fund’s hedging activities, including transactions in options, futures contracts and foreign currencies, are likely to result in a difference between the Fund’s book income and taxable income. This difference may cause a portion of such Fund’s income distributions to constitute a return of capital or capital gain for U.S. Federal income tax purposes or require the Fund to make distributions exceeding book income to avoid excise tax liability and to qualify as a regulated investment company, which may have the effect of accelerating taxable distributions to shareholders.

Non-U.S. Taxes

Foreign taxes may be imposed on the Fund by foreign countries with respect to its foreign securities. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors. Since less than 50% in value of the Fund’s total assets at the end of its fiscal year are expected to be invested in stock or securities of foreign corporations (and the Fund will not qualify as a “qualified fund of funds”), the Fund will not be entitled under the Code to pass through to its shareholders their pro rata share of the foreign taxes paid by the Fund. These taxes will be taken as a deduction by the Fund.

Passive Foreign Investment Companies

The Fund may invest in stocks of foreign companies that may be classified under the Code as passive foreign investment companies (“PFICs”). In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. When investing in PFIC securities, the Fund may elect to mark-to-market these securities under certain provisions of the Code and recognize any unrealized gains as ordinary income at the end of the Fund’s fiscal and excise tax years. Under a mark-to-market elections, deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that the Fund is required to distribute, even though it has not sold or received dividends from these securities.

Alternatively, the Fund may elect to treat a PFIC as a “qualified electing fund” (a “QEF election”), in which case the Fund would be required to include its share of the company’s income and net capital gains annually, regardless of whether it receives distributions from the PFIC.  As with the mark-to-market election, these amounts would be taken into account by the Fund for purposes of satisfying the distribution requirement and the excise tax distribution requirement.  Amounts included in income under a QEF election will be qualifying income for a regulated investment company if (i) such earnings are distributed in the taxable year in which they are included; or (ii) derived with respect to the Fund’s business of investing in stock, securities, or currencies. In order to make a QEF election, the Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.  Dividends paid by PFICs or by foreign corporations that were PFICs in the year preceding the payment of the dividend are not eligible to be treated as qualified dividend income.

If the Fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election or a QEF election, the Fund may be subject to U.S. federal income tax and interest on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders.

Real Estate Investment Trusts

If the Fund invests in a REIT, its REIT equity securities, if any, may result in the Fund’s receipt of cash in excess of the REIT’s earnings. If the Fund receives such distributions, all or a portion of these distributions will constitute a return of capital to the Fund. Receiving a return of capital distribution from a REIT will reduce the amount of income available to be distributed to Fund shareholders. Income from REIT securities generally will not be eligible for treatment as qualified dividend income.

Under Code Section 199A, for taxable years beginning before January 1, 2026, a deduction of up to 20% is available for taxpayers other than corporations for qualified business income from certain pass-through businesses, including “qualified REIT dividends” from REITs (i.e., ordinary REIT dividends other than capital gains dividends and REIT dividends designated as qualified dividend income). A regulated investment company may pay and report “section 199A dividends” to its shareholders with respect its qualified REIT dividends. The amount of section 199A dividends that the Fund may pay and report to its shareholders is limited to the smaller of (i) the excess of the “qualified REIT dividends” that the Fund receives from REITs for a taxable year over the Fund’s expenses allocable to such dividends, or (ii) the reported section 199A dividend amount reduced by the excess reported amount that is allocable to the reported section 199A dividend. A shareholder may treat section 199A dividends received on a share of the Fund as “qualified REIT dividends” if the shareholder has held the share for more than 45 days during the 91-day period beginning 45 days before the date on which the share becomes ex-dividend, but only to the extent that the shareholder is not under an obligation (under a short-sale or otherwise) to make related payments with respect to positions in substantially similar or related property. For taxable years beginning before January 1, 2026, a shareholder may include 20% of the shareholder’s “qualified REIT dividends” in the computation of the shareholder’s “combined qualified business income amount” under Code Section 199A. Code Section 199A allows a taxpayer (other than a corporation) a deduction for a taxable year equal to the lesser of (A) the taxpayer’s “combined qualified business income amount” or (B) 20% of the excess of the taxpayer’s taxable income over its net capital gain for the year.

Securities Issued or Purchased at a Discount

The Fund’s investment in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require that Fund to accrue and distribute income not yet received. In addition, payment-in-kind securities will give rise to income which is required to be distributed even though the Fund does not receive an interest payment in cash on the security during the year. In order to generate sufficient cash to make the requisite distributions, an effected Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold. An affected Fund may realize gains or losses from such sales. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.

Some debt obligations that are acquired by the Fund in the secondary market may be treated as having market discount. “Market discount” is generally the excess of the stated redemption price of the bond at maturity over the basis of the bond immediately after its acquisition by the taxpayer. Generally, any gain recognized on the disposition of a debt security having market discount is treated as ordinary income to the extent the gain is attributable to the “accrued market discount” on such debt security. The Fund may make certain elections applicable to debt obligations having market discount, which could affect the character and timing of recognition of income.

The Fund may acquire debt obligations that have original issue discount. “Original issue discount” is the excess of a debt obligation’s stated redemption price at maturity over the obligation’s issue price. A taxpayer that acquires an obligation with original issue discount generally is required to include the original issue discount in income on a constant yield-to-maturity basis without regard to when, or whether, payments are made on the obligation.

Backup Withholding

The Fund will be required to report to the IRS all distributions of taxable income and capital gains as well as gross proceeds from the redemption of Fund shares, except in the case of certain exempt shareholders. Distributions of taxable net investment income and net capital gain and proceeds from the redemption of the shares of a regulated investment company may be subject to withholding of federal income tax in the case of (i) non-exempt shareholders who fail to timely furnish the investment company with their taxpayer identification numbers, (ii) has been identified by the IRS as otherwise subject to backup withholding, or (iii) has failed to timely certify to the Fund that he or she is not subject to back-up withholding. The backup withholding rate is 24% for tax years beginning before January 1, 2026.

Backup withholding is not an additional tax. Amounts withheld under the backup withholding rules from a payment to a shareholder generally may be refunded or credited against the shareholder’s federal income tax liability, if any, provided that certain required information is timely furnished to the IRS. If a shareholder fails to furnish a valid TIN upon request, the shareholder can be subject to IRS penalties.

Cost Basis Reporting

The Fund (or its administrative agent) must report to the IRS and furnish to fund shareholders the cost basis and holding period information for fund shares purchased on or after January 1, 2012 (“covered shares”) when redeemed. The Fund must also report the gross proceeds from the redemption of all Fund shares (regardless of when they were purchased).

The Fund will allow shareholders to elect from among several IRS-accepted cost basis methods to calculate the cost basis of their covered shares. In the absence of such an election, the Fund will use its default cost basis method. The cost basis method elected or applied may not be changed after the settlement date of a sale of Fund shares. Once a Fund shareholder has elected a cost basis reporting method, the election will apply to all future transactions in covered shares unless the shareholder revokes or changes the standing election. Fund shareholders should consult with their tax advisers concerning the most desirable IRS-accepted cost basis method for their tax situation.

Medicare Surtax on Net Investment Income

A Medicare surtax of 3.8% applies to net investment income of an individual taxpayer and to the undistributed net investment income of certain estates and trusts, in each case if the taxpayer’s gross income as adjusted exceeds a threshold amount. Net investment income includes interest, dividends, royalties, rents, gross income from a trade or business involving passive activities, and net gain from disposition of property (other than certain property held in a non-passive trade or business). Net Investment also includes ordinary income and capital gain distributions received by a Fund shareholder from the Fund, as well as the shareholder’s net gains from redemptions or other taxable dispositions of Fund shares. Net investment income is reduced by deductions properly allocable to such income.

Reportable Transactions

If an individual shareholder recognizes a loss with respect to Fund shares of $2 million or more or a corporate shareholder recognizes a loss of $10 million or more for a corporate shareholder, in any single taxable year (or twice such amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. A shareholder who fails to make the required disclosure to the IRS may be subject to substantial penalties.

Shares Held Through Foreign Accounts

Under the Foreign Account Tax Compliance Act (or “FATCA”), special withholding rules apply when U.S. persons hold investments in the Fund through foreign institutions (financial or non-financial). Under FATCA, foreign financial institutions as defined by FATCA (“FFIs”) or non-financial foreign entities as defined by FATCA (“NFFEs”) that own shares of the Fund on behalf of U.S. persons may be subject to a 30% withholding tax on: (1) income dividends paid by the Fund, and (2) certain capital gain distributions and the proceeds of a sale of Fund shares. The FATCA withholding tax generally may be avoided: (a) by an FFI, if it enters into an agreement with the IRS to report certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and to satisfy certain withholding requirements, and (b) by an NFFE, if it: (i) certifies that is has no substantial U.S. persons as owners or (ii) if it does have such owners, reporting information relating to them to the withholding agent (which may be the Fund). The U.S. Treasury has negotiated intergovernmental agreements (each, an “IGA”) with certain countries and is in various stages of negotiations with other foreign countries with respect to one or more alternative approaches to implement FATCA. An entity in one of those countries may be required to comply with the terms of an IGA and applicable local law instead of U.S. Treasury regulations.

An FFI can avoid FATCA withholding by becoming a “participating FFI,” which requires the FFI to enter into a tax compliance agreement with the IRS under section 1471(b) of the Code under which it agrees to verify, report and disclose certain of its U.S. accountholders and provided that such entity meets certain other specified requirements. The FFI will report to the IRS, or, depending on the FFI’s country of residence, to the government of that country (pursuant to the terms and conditions of an applicable IGA and applicable law), which will, in turn, report to the IRS. An FFI that is resident in a country that has entered into an IGA with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the FFI shareholder and the applicable foreign government comply with the terms of such agreement.

An NFFE that is the beneficial owner of a payment from the Fund can avoid FATCA withholding generally by certifying that it does not have any substantial U.S. owners or by providing the name, address and taxpayer identification number of each substantial U.S. owner. The NFFE will report to the Fund or other applicable withholding agent, which will, in turn, report information to the IRS.

Foreign shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by U.S. Treasury regulations, IGAs, and other guidance regarding FATCA. An FFI or NFFE that invests in the Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. The requirements imposed by FATCA are different from, and in addition to, the U.S. certification rules to avoid backup withholding described above.

Other Tax Matters

Special tax rules not described in this discussion apply to investments through defined contribution plans and other tax-advantaged plans or investments by tax exempt entities. Shareholders should consult their tax advisor to determine the suitability of shares of the Fund as an investment through such plans or by such entities and the precise effect of an investment in the Fund would have on their particular tax situations.

Although the Fund expects to qualify as a regulated investment company and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities.

Information set forth in the Prospectus and SAI which related to federal taxation is only a summary of some of the important federal tax considerations generally affecting purchasers of share of the Fund. No attempt has been made to present a detailed explanation of the federal income tax treatment of the Fund or its shareholders and this discussion is not intended as a substitute for careful tax planning. Accordingly, shareholders should consult their tax advisors about the application of federal tax law in light of their particular situation, as well as all state and local and foreign tax law considerations. In addition, the tax discussion in the Prospectus and SAI are based on tax laws and regulations which are in effect on the date of the Prospectus and this SAI; such laws and regulations may be changed by legislative or administrative action, possibly with retroactive effect.

OTHER INFORMATION

CAPITALIZATION

The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest, all without par value. The Board of Trustees may establish additional funds (with different investment objectives and fundamental policies) at any time in the future. Establishment and offering of additional funds will not alter the rights of the Trust’s shareholders. When issued, shares are fully paid, non-assessable, redeemable and freely transferable. Shares do not have preemptive rights or subscription rights. In any liquidation of the Fund, each shareholder is entitled to receive his pro rata share of the net assets of that Fund.

VOTING RIGHTS

Under the Declaration of Trust, the Trust is not required to hold annual meetings of the Fund’s shareholders to elect Trustees or for other purposes. It is not anticipated that the Trust will hold shareholders’ meetings unless required by law or the Declaration of Trust. In this regard, the Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Trust. In addition, the holders of not less than 51% of the outstanding shares of the Trust may remove persons serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of persons serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust. To the extent required by applicable law, the Trustees shall assist shareholders who seek to remove any person serving as Trustee.

The Trust’s shares do not have cumulative voting rights, so that the holders of more than 50% of the outstanding shares may elect the entire Board of Trustees, in which case the holders of the remaining shares would not be able to elect any Trustees.

FINANCIAL STATEMENTS

The financial statements for the Fund and the report of Cohen & Company, Ltd., the Fund’s independent registered public accounting firm, are included in the Fund’s Annual Report for the fiscal year ended March 31, 2023 and are incorporated by reference into this SAI.

Appendix A –
DESCRIPTION OF RATINGS

The following descriptions are summaries of published ratings.

Description of Commercial Paper Ratings

A-1	This is the highest category by Standard & Poor’s Global Ratings (“S&P”) and indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2	Capacity for timely payment on issues with this designation is satisfactory and the obligation is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.

PRIME-1	Issues rated Prime-1 (or supporting institutions) by Moody’s Investors Service, Inc. (“Moody’s) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

-	Leading market positions in well-established industries.

-	High rates of return on funds employed.

-	Conservative capitalization structure with moderate reliance on debt and ample asset protection.

-	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

-	Well-established access to a range of financial markets and assured sources of alternate liquidity.

The rating F1 (Highest Credit Quality) is the highest commercial rating assigned by Fitch, Inc. (“Fitch”). Paper rated F1 is regarded as having the strongest capacity for timely payment of financial commitments. The rating F2 (Good Credit Quality) is the second highest commercial paper rating assigned by Fitch which reflects a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

The rating TBW-1 by Thomson BankWatch (“Thomson”) indicates a very high likelihood that principal and interest will be paid on a timely basis.

Description of Municipal Note Ratings

Moody’s highest rating for state and municipal and other short-term notes is MIG-1 and VMIG-l. Short-term municipal securities rated MIG-1 or VMIG-1 are of the best quality. They have strong protection from established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing or both. Short-term municipal securities rated MIG-2 or VMIG-2 are of high quality. Margins of protection are ample although not so large as in the MIG-I/VMIG-2 group.

An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

-	Amortization Schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note, and

-	Source of Payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

S&P note rating symbols are as follows:

SP-1

Strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay a debt service is given a plus (+) designation.

SP-2

Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the votes.

Description of Corporate Bond Ratings

S&P

Bonds rated AAA have the highest rating S&P assigns to a debt obligation. Such a rating indicates an extremely strong capacity to pay principal and interest. Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. Debt rated BB and B is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating. Debt rate B has greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

Moody’s

Bonds which are rated Aaa by Moody’s are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large, or an exceptionally stable, margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds rated Aa by Moody’s are judged by Moody’s to be of high quality by all standards. Together with bonds rated Aaa, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Moody’s bond ratings, where specified, are applied to financial contracts, senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one-year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located. Unless noted as an exception, Moody’s rating on a bank’s ability to repay senior obligations extends only to branches located in countries which carry a Moody’s sovereign rating. Such branch obligations are rated at the lower of the bank’s rating or Moody’s sovereign rating for the bank deposits for the country in which the branch is located.

When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody’s ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination. In addition, risk associated with bilateral conflicts between an investor’s home country and either the issuer’s home country or the country where an issuer branch is located are not incorporated into Moody’s ratings.

Moody’s makes no representation that rated bank obligations or insurance company obligations are exempt from registration under the 1933 Act or issued in conformity with any other applicable law or regulation. Nor does Moody’s represent that any specific bank or insurance company obligation is legally enforceable or is a valid senior obligation of a rated issuer.

Moody’s ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed. A rating should be weighed solely as one factor in an investment decision and you should make your own study and evaluation of any issuer whose securities or debt obligations you consider buying or selling.

Fitch

Bonds rated AAA by Fitch are judged by Fitch to be strictly high grade, broadly marketable, suitable for investment by trustees and fiduciary institutions liable to but slight market fluctuation other than through changes in the money rate. The prime feature of an AAA bond is a showing of earnings several times or many times interest requirements, with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Bonds rated AA by Fitch are judged by Fitch to be of safety virtually beyond question and are readily salable, whose merits are not unlike those of the AAA class, but whose margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to rating by the lesser financial power of the enterprise and more local type market.

Bonds rated A are considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings. Bonds rated BB are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements. Bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

Thomson

Bonds rated AAA by Thomson BankWatch indicate that the ability to repay principal and interest on a timely basis is extremely high. Bonds rated AA indicate a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category. Bonds rated A indicate the ability to repay principal and interest is strong. Issues rated A could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

Bonds rated BBB (the lowest investment-grade category) indicate an acceptable capacity to repay principal and interest. Issues rated “BBB” are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

While not investment grade, the BB rating suggests that the likelihood of default is considerably less than for lower-rated issues. However, there are significant uncertainties that could affect the ability to adequately service debt obligations. Issues rated B show a higher degree of uncertainty and therefore greater likelihood of default than higher-rated issues. Adverse developments could negatively affect the payment of interest and principal on a timely basis.

Appendix B –
ONEFUND TRUST
Proxy Voting Policy

ONEFUND Trust (“the Trust”) have adopted a Proxy Voting Policy used to determine how the Fund votes proxies relating to their portfolio securities. Under the Trust’s Proxy Voting Policy, the Fund has, subject to the oversight of the Trust’s Board, delegated to the Adviser the following duties: (1) to make the proxy voting decisions for the Fund, subject to the exceptions described below; and (2) to assist the Fund in disclosing their respective proxy voting record as required by Rule 30b1-4 under the Investment Company Act of 1940 Act (the “1940 Act”).

The CCO shall ensure that the Adviser has adopted a Proxy Voting Policy (“Adviser Proxy Voting Policy”) (described below), which it uses to vote proxies for its clients, including the Fund.

A. General

The Trust believes that the voting of proxies is an important part of portfolio management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company. The Trust and the Fund are committed to voting corporate proxies in the manner that best serves the interests of the Fund’s shareholders.

B. Delegation to the Adviser

The Trust believes that the Adviser is in the best position to make individual voting decisions for the Fund consistent with this policy. Therefore, subject to the oversight of the Board, the Adviser is hereby delegated the following duties:

(1)	to make the proxy voting decisions for the Fund, in accordance with the Adviser Proxy Voting Policy, except as provided herein; and

(2)	to assist the Fund in disclosing their respective proxy voting record as required by Rule 30b1-4 under the 1940 Act, including providing the following information for each matter with respect to which the Fund is entitled to vote: (a) information identifying the matter voted on; (b) whether the matter was proposed by the issuer or by a security holder; (c) whether and how the Fund cast its vote; and (d) whether the Fund cast its vote for or against management.

The Adviser shall send the Fund’s proxy voting record to the Administrator who shall file Form N-PX with the SEC.

The Board, including a majority of the independent trustees of the Board, must approve the Adviser Proxy Voting Policy as it relates to the Fund. The Board must also approve any material changes to the Adviser Proxy Voting Policy no later than six (6) months after adoption by the Adviser.

C. Conflicts

In cases where a matter with respect to which the Fund was entitled to vote presents a conflict between the interest of the Fund’s shareholders, on the one hand, and those of the Fund’s Adviser, principal underwriter, or an affiliated person of the Fund, its Adviser, or principal underwriter, on the other hand, the Fund shall always vote in the best interest of the Fund’s shareholders. For purposes of the Trust’s Proxy Voting Policy, a vote shall be considered in the best interest of the Fund’s shareholders when a vote is cast consistent with the Adviser Proxy Voting Policy, provided such specific voting policy was approved by the Board.

Adopted by the Board: April 9, 2015, as revised June 11, 2021

B-1

Appendix C –
ONEFUND, LLC

PROXY VOTING POLICIES AND PROCEDURES

In the event that proxy voting authority has been delegated to it by a client, ONEFUND, LLC (“ONEFUND”) shall vote proxies related to securities held by our clients for which we serve as the investment adviser in the best interest of our clients. All references in these Proxy Voting Policies and Procedures are limited solely to clients for which we have agreed to vote such proxies. A client may reserve to itself the right to vote proxies.

ONEFUND’s authority to vote the proxies of certain clients is established by advisory contracts or comparable documents. In addition to requirements of the Securities and Exchange Commission (“SEC”) governing advisers, these policies reflect our fiduciary standards and responsibilities for ERISA accounts (accounts set up in accordance with the Employee Retirement Income Security Act of 1974).

The Investment Advisers Act of 1940, as amended (the “Advisers Act”), requires us to act solely in the best interest of our clients at all times. We have adopted and implemented these Proxy Voting Policies and Procedures, which we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties, Rule 206(4)-6 under the Advisers Act, Rule 30b1-4 under the Investment Company Act of 1940, as amended (“1940 Act”), and other applicable rules, regulations, and guidance from the United States Securities and Exchange Commission (“SEC”).

GENERAL POLICY

ONEFUND maintains a policy of voting proxies in a way which, in ONEFUND’s opinion, best serves the interest of its clients in their capacity as shareholders. All proxies are reviewed by ONEFUND’s designated Proxy Officer, who may be any delegated employee, principal, or portfolio manager of the firm. The Proxy Officer then votes in accordance with these guidelines. When an issue is not clearly covered by these guidelines, and when deemed appropriate by the Proxy Officer or delegate, the proposal may be referred to other members of the ONEFUND team.

While ONEFUND uses its best efforts to vote proxies, in certain circumstances it may be impractical or impossible to do so. For example, when a client has loaned securities to a third party, such securities are generally not available for proxy voting. ONEFUND may also be prohibited from voting certain shares or required to vote in proportion to other shareholders under applicable U.S. or non-U.S. regulatory requirements or company governance provisions.

GUIDELINES

ONEFUND currently has one client, the ONEFUND S&P 500® Equal Weight Index (“Fund”). If ONEFUND should obtain clients besides the Fund, ONEFUND will amend these policies as needed.

MUTUAL FUND PROXY VOTING

When voting, ONEFUND seeks to be more fully informed regarding all potentially relevant factors, consistent with its fiduciary obligations. The Adviser seeks to understand the views of Fund Shareholders, in addition to the views of the Management of the underlying companies, to be more fully informed of all factors. Further, with the emergence of Environmental, Social, and Governance (“ESG”) investing becoming a priority to investors, the Adviser believes seeking Shareholder views on proxy voting, including ESG issues, may shed light on what indexed companies should be doing to preserve their value, and, indirectly, the value of the overall index.

ONEFUND generally considers the following factors first in assessing how to vote on a given proposal. Note, however, that the guidelines below are provided to give a general indication as to how ONEFUND will vote proxies on certain issues. These guidelines and examples do not address all potential voting issues or the intricacies that may surround individual proxy votes, and actual proxy votes may differ from the guidelines presented here. Governance practices and market standards not outlined below may be taken into consideration as well.

●	Input from underlying shareholders of a ONEFUND client (e.g. fund shareholders), as obtained pursuant to processes administered by ONEFUND.

●	The reputation, experience, and competence of a company’s management and board, as well as the recommendations thereof.

●	Nature of the Proposal (e.g. whether the proposal relates to routine business, amendments to constituent documents, capitalization/reorganization, compensation, or governance etc.).

●	The existence of any material conflicts of interest.

In considering the above factors, ONEFUND reserves the discretion, on a case-by-case basis, to underweight, overweight, or disregard any particular factor or consideration, if it believes in good faith that the nature or accuracy of the information available to it is such that consideration would not be in the best interests of the fund or client.

We review proxies to assess the extent, if any, to which there may be a material conflict between the interests of our clients and our interests, including those of our affiliates, directors, officers, employees and other similar persons, (a “potential conflict”). If a portfolio manager determines that a potential conflict may exist, it shall be reported to our management. Management shall determine whether a potential conflict exists and is authorized to resolve any such conflict in a manner that is in the collective best interests of our clients. Without limiting the generality of the foregoing, management may resolve a potential conflict in any of the following manners:

●	If the proposal that is the subject of the proposed conflict is specifically addressed in these Proxy Voting Policies and Procedures, we may vote the proxy in accordance with such predetermined policies and guidelines, provided that such pre-determined policy involves little discretion on our part and increases shareholder value;

●	We may establish informational barriers between the person(s) that are involved in the potential conflict and the person(s) making the voting decision in order to insulate the potential conflict from the decision maker; or

●	In the event a conflict of interest is identified, but cannot be mitigated or eliminated, we may abstain from voting the proxy.

The Fund invests in other investment companies that are not affiliated (“Underlying Funds”) and is required by the Investment Company Act of 1940, as amended (the “1940 Act”) Act to handle proxies received from Underlying Funds in a certain manner. Notwithstanding the guidelines provided in these procedures, it is the policy of ONEFUND to vote all proxies received from the Underlying Funds in the same proportion that all shares of the Underlying Funds are voted, or in accordance with instructions received from fund shareholders, pursuant to Section 12(d)(1)(F) of the 1940 Act. After properly voted, the proxy materials are placed in a file maintained by the Chief Compliance Officer for future reference.

We will use commercially reasonable efforts to determine whether a potential conflict may exist.

DISCLOSURE TO CLIENTS

Unless otherwise directed by a client, we are responsible for voting proxies related to securities that we manage for clients with respect to which we have accepted proxy-voting responsibility in writing. A client may from time to time direct us to vote proxies in a manner that is different from the guidelines set forth in these Proxy Voting Policies and Procedures. We will follow such written direction for proxies received after our receipt of such written direction.

RECORDKEEPING

We shall maintain certain records required by applicable law in connection with proxy voting activities and shall provide proxy-voting information to a client for which we are responsible for voting proxies upon written request. Clients should contact David L. Hunt, Chief Compliance Officer, to make such a request.

ANNUAL REVIEW

Our Proxy Voting Policies and Procedures will be reviewed annually. Management will review present procedures and past decisions with the aim of developing the most coherent and understandable proxy voting policy possible. We believe that a careful and continually evolving policy is indispensable to the task of discharging our fiduciary duties as an investment adviser. Please direct your questions about our Proxy Voting Policies and Procedures to:

ONEFUND, LLC

Attention: Compliance

200 2nd Ave. South #737

St. Petersburg, FL 33701

808.600.5366

mike@onefund.io

https://onefund.io/fund/

PART C

OTHER INFORMATION

Item 28. Exhibits.

Exhibit	Description
(a)	Declaration of Trust of Registrant.(1)
(b)	By-Laws of Registrant. (1)
(c)	Not Applicable.
(d)	(1) Investment Advisory Agreement between Registrant and ONEFUND, LLC (f/k/a The Index Group, LLC and The Index Group, Inc.) (8)
(2) Investment Advisory Agreement between Registrant and ONEFUND, LLC (f/k/a The Index Group, LLC and The Index Group, Inc.) (9)
(e)	(1) Distribution Agreement between Registrant and ALPS Distributors, Inc. (8)
(1.2) Distribution Agreement between Registrant and ALPS Distributors, Inc. (11)
(2) Form of Selling Agreement. (8)
(3) Distribution Agreement between Registrant and Ultimus Fund Distributors, LLC (12)
(4) Form of Selling Agreement of Ultimus Fund Distributors, Inc. (13)
(f)	Not Applicable.
(g)	(1) Form of Custody Agreement with Union Bank, N.A. (8)
(2) Acknowledgement of Assumption of Custodial Duties from U.S. Bank National Association (13)
(3) Assignment of Custody Agreement among Index Funds, U.S. Bank, N.A., and MUFG Union Bank, N.A. (filed herewith)
(h)	(1) Administration and Fund Accounting Agreement between Registrant and ALPS Fund Services, Inc. (8)
(1.1) Amendment No. 1 to Administration and Fund Accounting Agreement between Registrant and ALPS Fund Services, Inc. (11)
(2) Transfer Agency Agreement between Registrant and ALPS Fund Services, Inc. (8)
(2.1) Amendment No. 1 to Transfer Agency Agreement between Registrant and ALPS Fund Services, Inc. (11)
(3) Chief Compliance Officer Services Agreement between Registrant and ALPS Fund Services, Inc. (8)
(3.1) Amendment No. 1 to Chief Compliance Officer Services Agreement between Registrant and ALPS Fund Services, Inc. (11)
(4) Master Services Agreement between Registrant and Ultimus Fund Solutions, LLC. (12)
(5) Fee Waiver/Expense Reimbursement Letter from ONEFUND, LLC to the Registrant. (filed herewith)

(i)	(1) Opinion and Consent of Counsel. (filed herewith)
(j)	(1) Consent of Independent Registered Public Accounting Firm. (filed herewith)
(k)	Not applicable.
(l)	Not applicable.
(m)	Distribution Plan. (3)
(n)	Rule 18f-3 Multiple Class Plan. (2)
(o)	Reserved.
(p)	(1) Code of Ethics of Registrant. (13)
(2) Code of Ethics of ONEFUND, LLC. (14)
(3) Code of Ethics of Ultimus Fund Distributors, LLC (13)
(q)	(1) Powers of Attorney. (8)
(1.1) Additional Power of Attorney (12)

(1)	Incorporated herein by reference to Registrant’s Registration Statement on Form N-1A as filed with the Securities and Exchange Commission (“SEC”) on November 23, 2005.

(2)	Incorporated herein by reference to Pre-Effective Amendment No. 2 to Registrant’s Registration Statement on Form N-1A as filed with the SEC on March 29, 2006.

(3)	Incorporated herein by reference to Pre-Effective Amendment No. 3 to Registrant’s Registration Statement on Form N-1A as filed with the SEC on April 18, 2006.

(4)	Incorporated herein by reference to Pre-Effective Amendment No. 4 to Registrant’s Registration Statement on Form N-1A as filed with the SEC on April 27, 2006.

(5)	Incorporated herein by reference to Post-Effective Amendment No. 2 to Registrant’s Registration Statement on Form N-1A as filed with the SEC on July 2, 2007.

(6)	Incorporated herein by reference to Post-Effective Amendment No. 8 to Registrant’s Registration Statement on Form N-1A as filed with the SEC on July 29, 2011.

(7)	Incorporated herein by reference to Post-Effective Amendment No. 12 to Registrant’s Registration Statement on Form N-1A as filed with the SEC on July 29, 2013.

(8)	Incorporated herein by reference to Post-Effective Amendment No. 29 to Registrant’s Registration Statement on Form N-1A as filed with the SEC on April 17, 2015.

(9)	Incorporated herein by reference to Post-Effective Amendment No. 31 to Registrant’s Registration Statement on Form N-1A as filed with the SEC on July 29, 2016.

(10)	Incorporated herein by reference to Post-Effective Amendment No. 37 to Registrant’s Registration Statement on Form N-1A as filed with the SEC on July 28, 2017.

(11)	Incorporated herein by reference to Post-Effective Amendment No. 39 to Registrant’s Registration Statement on Form N-1A as filed with the SEC on July 30, 2018.

(12)	Incorporated herein by reference to Post-Effective Amendment No. 43 to Registrant’s Registration Statement on Form N-1A as filed with the SEC on July 28, 2020.

(13)	Incorporated herein by reference to Post-Effective Amendment No. 45 to Registrant’s Registration Statement on Form N-1A as filed with the SEC on July 29, 2021.

(14)	Incorporated herein by reference to Post-Effective Amendment No. 47 to Registrant’s Registration Statement on Form N-1A as filed with the SEC on July 29, 2022.

Item 29. Persons Controlled by or under Common Control with Registrant.

No person is controlled by or under common control with the Registrant.

Item 30. Indemnification.

Reference is made to Article 8 of the Registrant’s Declaration of Trust, dated November 9, 2005 (the “Declaration of Trust”), which is incorporated by reference herein and which is filed as an exhibit hereto.

The Registrant (also, the “Trust”) is organized as a Delaware statutory trust and is operated pursuant to the Declaration of Trust that permits the Registrant to indemnify every person who is, or has been, a Trustee, officer, employee or agent of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust had an interest as a shareholder, creditor or otherwise (hereinafter referred to as a “Covered Person”). Each Covered Person shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses, including, but not limited to, amounts paid in satisfaction of judgments, in compromise or fines and penalties, and counsel fees reasonably incurred or paid by him or her in connection with the defense or disposition of any claim, action, suit or proceeding, whether civil or criminal, before any court or administrative or legislative body, in which he or she becomes or may have become involved as a party or otherwise or with which he or she becomes or may have become threatened by virtue of his or her being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him or her in settlement thereof. This indemnification is subject to the following conditions:

No indemnification shall be provided hereunder to a Covered Person:

(a) For any liability to the Trust or its Shareholders arising out of a final adjudication by the court or other body before which the proceeding was brought that the Covered Person engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

(b) With respect to any matter as to which the Covered Person shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his or her action was in or not opposed to the best interests of the Trust; or

(c) In the event of a settlement or other disposition not involving a final adjudication (as provided in paragraph (a) or (b) of Section 8.5.2 of the Declaration of Trust) and resulting in a payment by a Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office by the court or other body approving the settlement or other disposition, or a reasonable determination, based on a review of readily available facts (as opposed to a full trial-type inquiry), that he or she did not engage in such conduct, such determination being made by: (i) a vote of a majority of the Disinterested Trustees (as such term is defined in Section 8.5.6 of the Declaration of Trust) acting on the matter (provided that a majority of Disinterested Trustees then in office act on the matter); or (ii) a written opinion of independent legal counsel.

The rights of indemnification under the Declaration of Trust may be insured against by policies maintained by the Trust, and shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person, and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained in the Declaration of Trust shall affect any rights to indemnification to which Trust personnel other than Covered Persons may be entitled by contract or otherwise under law.

Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under Section 8.5 of the Declaration of Trust, including counsel fees so incurred by any Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties) shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he or she is not entitled to indemnification under Section 8.5 of the Declaration of Trust, provided that either:

(a) Such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or

(b) A majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or independent legal counsel in a written opinion shall determine, based upon a review of the readily available facts (as opposed to the facts available upon a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification under Section 8.5 of the Declaration of Trust.

As used in Section 8.5 of the Declaration of Trust, the following words shall have the meanings set forth below:

(a) A “Disinterested Trustee” is one (i) who is not an Interested Person of the Trust (including anyone, as such Disinterested Trustee, who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), and (ii) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending;

(b) “Claim,” “action,” “suit” or “proceeding” shall apply to all claims, actions, suits, proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and

(c) “Liability” and “expenses” shall include without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

Pursuant to the Distribution Agreement between the Trust and Ultimus Fund Distributors, LLC (the “Distributor”), the Trust has agreed to indemnify, defend and protect the Distributor, including its trustees or directors, officers, employees, and other agents (collectively, “Distributor Indemnitees”), and shall hold the Distributor Indemnities harmless from and against any actions, suits, claims, losses, damages, liabilities, and reasonable costs, charges, expenses (including attorney fees and investigation expenses) (collectively, “Losses”) arising directly or indirectly out of (1) the Trust’s failure to exercise the standard of care set forth in the Distribution Agreement unless such Losses were caused in part by the Distributor Indemnitees own willful misfeasance, bad faith or gross negligence; (2) any violation of Applicable Law by the Trust or its affiliated persons or agents relating to the Distribution Agreement and the activities thereunder; and (3) any material breach by the Trust or its affiliated persons or agents of Distribution Agreement.

Item 31. Business and Other Connections of the Investment Adviser.

The Registrant’s investment adviser, ONEFUND, LLC, is a Colorado limited liability company. In addition to the services provided to the Registrant, ONEFUND, LLC provides investment advisory services to individual accounts.

To the knowledge of the Registrant, none of the directors or officers of ONEFUND, LLC is engaged in any other business, profession, vocation or employment of a substantial nature.

Item 32. Principal Underwriters.

(a) Ultimus Fund Distributors, LLC acts as the distributor for the Registrant and the following investment companies: Hussman Investment Trust, Schwartz Investment Trust, Williamsburg Investment Trust, The Investment House Funds, F/m Funds Trust, Chesapeake Investment Trust, The Cutler Trust, CM Advisors Family of Funds, AlphaMark Investment Trust, Papp Investment Trust, Eubel Brady & Suttman Mutual Fund Trust, The Conestoga Funds, Centaur Mutual Funds Trust, Caldwell & Orkin Funds, Inc., Ultimus Managers Trust, Oak Associates Funds, Segall Bryant & Hamill Trust, Yorktown Funds, Bruce Fund, Inc., Commonwealth International Series Trust, Capitol Series Trust, Unified Series Trust, Valued Advisers Trust, HC Capital Trust, VELA Funds, Waycross Independent Trust, MSS Series Trust, Connors Funds, Volumetric Fund, Inc., Cantor Select Portfolios Trust, James Alpha Funds Trust, James Advantage Funds and Rocky Mountain Opportunity Trust, other open-end investment companies; and Peachtree Alternative Strategies Fund, Cross Shore Discovery Fund, Fairway Private Equity & Venture Capital Opportunities Fund, Dynamic Alternatives Fund, Lind Capital Partners Municipal Credit Income Fund, Cantor Fitzgerald Sustainable Infrastructure Fund, Flat Rock Enhanced Income Fund and Peak Income Plus Fund, closed-end investment companies.

(b) To the best of Registrant’s knowledge, the directors and executive officers of Ultimus Fund Distributors, LLC, are as follows:

Name and Principal Business Address*	Positions and Offices with Underwriter	Positions and Offices with Registrant
Kevin M. Guerette	President	None
Stephen L. Preston	Senior Vice President, Chief Compliance Officer, Anti-Money Laundering Compliance Officer, and Financial Operations Principal	None
Douglas K. Jones	Vice President	None
Melvin Van Cleave	Chief Information Security Officer	None

*	Except as otherwise noted, the principal business address for each of the above directors and executive officers is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

(c)	Not Applicable.

Item 33. Location of Accounts and Records.

Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder will be maintained by the Registrant at the principal executive offices of its administrator, Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, or the Adviser,200 2nd Ave. South #737, St. Petersburg, Florida 33701. Certain records, including records relating to the possession of the Registrant’s securities, may be maintained at the offices of the Registrant’s custodian, U.S. Bank National Association, 1555 N. Rivercenter Dr., MK-WI-S302, Milwaukee, WI 53212.

Item 34. Management Services.

Not Applicable.

Item 35. Undertakings.

Not Applicable

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized in the City of St. Petersburg and the State of Florida on the 28th day of July, 2023.

ONEFUND TRUST

By:	/s/ Michael Willis
Title:	President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on the 28th day of July, 2023.

Name	Title

/s/ Michael Willis	Trustee, President, Treasurer and Secretary
Michael Willis

/s/ Lance J. Baller*	Trustee
Lance J. Baller

/s/ Vijoy P. Chattergy*	Trustee
Vijoy P. Chattergy

*By: /s/ Michael Willis
Attorney-in-fact

*	Pursuant to Power of Attorney

Exhibit Index

Item No.	Item
(g)(3)	Assignment of Custody Agreement among Index Funds, U.S. Bank, N.A., and MUFG Union Bank, N.A.
(h)(5)	Fee Waiver/Expense Reimbursement Letter
(i)(1)	Opinion and Consent of Counsel
(j)(1)	Consent of Independent Registered Public Accounting Firm